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                                                                     EXHIBIT 3.1



                            ARTICLES OF INCORPORATION

                                       OF

                                 UTI CORPORATION

                  FIRST: I, Michael S. Caplan, whose address is 111 South Calvert Street, Suite 1600, Baltimore, Maryland 21202, being at least 18 years of age, am hereby serving as the incorporator of and forming a corporation under and by virtue of the general laws of the State of Maryland.

                  SECOND: The name of the corporation (hereinafter referred to as the "CORPORATION") is

                                 UTI CORPORATION

                  THIRD: The purposes for which the Corporation is formed are:

                  (a) To develop and manufacture customized medical devices.

                  (b) To engage in and carry on any other business which may conveniently be conducted in conjunction with any business of the Corporation, or otherwise, or that may benefit the interests of the Corporation.

                  (c) To have and exercise all powers necessary or convenient to effectuate any or all of the purposes for which the Corporation is formed.

                  (d) In general, to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland.

                  The foregoing purposes shall, except when otherwise expressed, be in no way limited or restricted by reference to or inference from the terms of any other clause of this or any other article of these Articles of Incorporation or of any amendment thereto, and shall each be regarded as independent, and construed as powers as well as purposes.

                  The Corporation shall be authorized to exercise and enjoy all of the powers, rights, and privileges granted to, or conferred upon, corporations by the general laws of the State of Maryland now or hereafter in force, and the enumeration of the foregoing powers and purposes shall not be deemed to exclude any powers, rights, or privileges so granted or conferred.

                  FOURTH: The address of the principal office of the Corporation in the State of Maryland is 300 E. Lombard Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The



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Corporation Trust Incorporated, a Maryland corporation, and the post office address of such agent is 300 E. Lombard Street, Baltimore, Maryland 21202.

                  FIFTH: (a) Authorized Capital. The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares. Fifty Million (50,000,000) shares shall be common stock, having a par value of one cent ($.01) per share. Fifty Million (50,000,000) shares shall be preferred stock, having a par value of one cent ($.01) per share. The aggregate par value of all the shares of all classes is One Million Dollars ($1,000,000.00).

                  (b) Common Stock. The common stock will be divided into a class of voting common stock and a class of non-voting convertible common stock. The non-voting convertible common stock is convertible one for one into voting common stock at the option of the holder thereof. Initially, the non-voting convertible common stock shall consist of 88,656 shares. The common stock, whether voting or non-voting convertible, shall be subject to all of the rights, privileges, preferences and priorities of the preferred stock as set forth in Article Sixth hereof or any articles supplementary and amendments to articles filed to establish a respective class and/or series of preferred stock. Except with respect to voting rights, each share of common stock shall have the same relative rights as and be identical in all respects to all the other shares of common stock. The number of authorized shares of voting or non-voting convertible common stock may be increased or decreased (but not below the number of shares thereof then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire such shares) by resolution or resolutions of the Board of Directors and the filing of a statement complying with the foregoing requirements.

                  (c) Preferred Stock. The preferred stock may be divided into and issued in one or more classes and/or series as may be determined from time to time by resolution of the Board of Directors. In establishing a class of series, the Board of Directors shall give to it a distinct designation so as to distinguish it from the shares of all other series and classes and shall fix the number of shares in such class or series, subject to and consistent with the preferences, rights and limitations set forth in these Articles and any articles supplementary made and filed in accordance with the then applicable laws. All shares of any one class or series shall be identical in all respects with all other shares of the same class or series, as applicable.

                  Except with respect to Class A-1 5% Convertible Preferred Stock, Class A-2 5% Convertible Preferred Stock, Class A-3 5% Convertible Preferred Stock, Class A-4 5% Convertible Preferred Stock, Class A-5 5% Convertible Preferred Stock, Class B-1 Convertible Preferred Stock, Class B-2 Convertible Preferred Stock and Class AA Convertible Preferred Stock, the terms of which are set forth and





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designated in Article Sixth hereof, prior to the issuance of any shares of preferred stock of any series authorized as provided above, a statement setting forth a copy of the resolution or resolutions with respect to such series adopted by the Board of Directors pursuant to the foregoing authority vested in said Board of Directors shall be made and filed in accordance with the then applicable laws.

                  Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the creation thereof, shares of any class or series of preferred stock which shall be issued and thereafter acquired by the Corporation through purchase, redemption, operation of a sinking fund, conversion or otherwise shall revert to the status of authorized but unissued shares of preferred stock of the same class or series. The number of authorized shares of stock of any class or series may be increased or decreased (but not below the number of shares thereof then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire such shares) by resolution or resolutions of the Board of Directors and the filing of a statement complying with the foregoing requirements. In case the number of authorized shares of any such class or series of preferred stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board providing for the creation thereof, revert to the status of authorized but unissued preferred stock, undesignated as to series.

                  SIXTH:

(a) Class A-1 5% Convertible Preferred Stock

                  SECTION 1. DEFINITIONS.

                  The following are definitions as used in this paragraph (a) of Article Sixth:

                  "CHANGE IN OWNERSHIP" means any sale, transfer or issuance or series of sales, transfers and/or issuances of shares of the Corporation's capital stock by the Corporation or any holders thereof which results in any Person or group of Persons (as the term "group" is used under the Securities Exchange Act of 1934, as amended), other than the holders of capital stock as of July 6, 1999 owning capital stock of Medical Device Manufacturing, Inc., a Colorado corporation, possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "CLASS A PREFERRED SHARES" means the Class A-1 Preferred Shares, the Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, the Class A-4 5% Convertible Preferred Stock, the Class A-5 5%




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Convertible Preferred Stock, the Class AA Convertible Preferred Stock and any
Subsequent Class A Shares.

                  "COMMON STOCK" means the shares of the Corporation's common stock, par value $.01 per share, authorized under these Articles.

                  "FUNDAMENTAL CHANGE" means: (a) any sale or transfer of more than fifty percent (50%) of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board) in any transaction or series of transactions (other than sales in the ordinary course of business); and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation, the terms of the Class A-1 Preferred Shares are not changed and the Class A-1 Preferred Shares are not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of the Corporation's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board immediately prior to the merger shall continue to own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "JUNIOR SECURITIES" means any capital stock or other equity securities of the Corporation other than Class A Preferred Shares.

                  "LIQUIDATION VALUE" of any Class A-1 Preferred Share as of any particular date shall be equal to $10.94.

                  "ORGANIC CHANGE" shall have the meaning set forth in Section 8(c).

                  "PERSON" means an individual, a partnership, a corporation, a limited liability corporation, a limited liability, an association, a joint stock corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "PUBLIC OFFERING" means any offering by the Corporation of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force.

                  "SHAREHOLDERS' AGREEMENT" means the Shareholders' Agreement, dated as of July 6, 1999, as amended by the First Amendment to Shareholders' Agreement dated May 31, 2000, by and among Medical Device Manufacturing, Inc., a





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Colorado corporation, and certain other investors named therein, as may be further amended from time to time.

                  "SUBSEQUENT CLASS A SHARES" means any duly authorized series of stock designated as Class A which (a) has a per share purchase price equal to the per share liquidation value thereof (where the purchase price and liquidation value are as determined in the reasonable good faith judgment of the Board) and (b) is otherwise identical to the Class A-1 Preferred Shares, Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, the Class A-4 5% Convertible Preferred Stock and the Class A-5 5% Convertible Preferred Stock with respect to priority, voting powers, dividend rights and conversion features. with respect to priority, voting powers, dividend rights and conversion features.

                  "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Person.

                  SECTION 2. DESIGNATION; SHARES AUTHORIZED. 2,500,000 of the shares of preferred stock authorized by the Articles of Incorporation are hereby designated Class A-1 5% Convertible Preferred Stock ("Class A-1 Preferred Shares"). Such number of shares may be decreased by resolution of the Board adopted and filed pursuant to applicable law; provided, that no such decrease shall reduce the number of authorized Class A-1 Preferred Shares to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire Class A-1 Preferred Shares.

                  SECTION 3. PRIORITY. The Class A-1 Preferred Shares shall rank prior to all of the shares of Junior Securities and shall be pari passu with all Class A Preferred Shares. In addition, so long as any Class A-1 Preferred Shares remain outstanding, without the prior written consent of the holders of two-thirds of the outstanding shares of Class A-1 Preferred Shares, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities.

                  SECTION 4. DIVIDENDS. The holders of Class A-1 Preferred Shares shall be entitled to receive cumulative dividends at the rate of 5% of Liquidation Value in preference to the payment of dividends to the Common Stock, when, as, and if declared by the Board of Directors. No dividends will be paid on the Common Stock until dividends have been declared and paid on Class A-1 Preferred Shares. All holders of Class A Preferred Shares shall be pari passu with respect to their entitlement to receive dividends. After payment of all dividends on Class A-1 Preferred Shares, the holders of Class A-1 Preferred Shares shall be entitled to




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participate, on an as converted basis, with the outstanding Common Stock as to any dividends payable on the Common Stock. The date on which the Corporation initially issues any share of Class A-1 Preferred Shares shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Class A Preferred Shares, such payment shall be distributed pro rata among the holders thereof based upon the number of Class A Preferred Shares held by each such holder.

                  SECTION 5. LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Class A-1 Preferred Shares shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the greater of (i) the aggregate Liquidation Value of all Class A-1 Preferred Shares (plus all accrued and unpaid dividends thereon) held by such holder or (ii) the amount such holder of Class A-1 Preferred Shares would be entitled to receive if all Class A Preferred Shares were converted into Common Stock (the "Liquidation Amount"). All holders of Class A Preferred Shares shall be pari passu with respect to their entitlement to receive their respective Liquidation Amounts. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Class A Preferred Shares are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed pro rata among such holders based upon the aggregate Liquidation Amount of the Class A Preferred Shares held by each such holder. Prior to the liquidation, dissolution or winding up of the Corporation, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Class A Preferred Shares, but only to the extent of funds of the Corporation legally available for the payment of dividends. Not less than sixty (60) days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of Class A Preferred Shares, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Class A Preferred Share and each share of Common Stock in connection with such liquidation, dissolution or winding up.

                  SECTION 6. VOTING RIGHTS. Subject to Section 7 below and the Shareholders' Agreement, the holders of the Class A-1 Preferred Shares shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws. Except as otherwise required by applicable law, the holders of the Class A-1 Preferred Shares shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the voting Common Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred





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Stock, the Class A-4 5% Convertible Preferred Stock, the Class A-5 5%
Convertible Preferred Stock, the Class AA Convertible Preferred Stock and any Subsequent Class A Shares, all voting together as a single class with each share of voting Common Stock, Class A-1 Preferred Shares, Class A-2 5% Convertible Preferred Stock, Class A-3 5% Convertible Preferred Stock, Class A-4 5% Convertible Preferred Stock, Class A-5 5% Convertible Preferred Stock, Class AA Convertible Preferred Stock and any Subsequent Class A Shares entitled to one vote per share.

                  SECTION 7. SPECIAL VOTING RIGHTS. The consent of two-thirds of the holders of Class A-1 Preferred Shares, voting together as a single class, shall be required for any action which (a) authorizes or issues shares of any class of stock having any preference or priority superior to any preference or priority of the Class A-1 Preferred Shares (which shall not include the authorization or issuance of any Subsequent Class A Shares) or (b) changes the number of shares or class of stock into which the Class A-1 Preferred Shares is convertible.

                  SECTION 8. CONVERSION.

                           (a) CONVERSION PROCEDURE.

                               (i) At any time and from time to time, any holder
of Class A-1 Preferred Shares may convert all or any portion of the Class A-1 Preferred Shares held by such holder into one share of voting Common Stock per each share of Class A-1 Preferred Shares.

                               (ii) Except as otherwise provided herein, each
conversion of Class A-1 Preferred Shares shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Class A-1 Preferred Shares to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the shares converted as a holder of Class A-1 Preferred Shares shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of voting Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of voting Common Stock represented thereby.

                               (iii) Notwithstanding any other provision hereof,
if a conversion of Class A-1 Preferred Shares is to be made in connection with a Public Offering, a Change in Ownership, a Fundamental Change or other transaction affecting the Corporation, the conversion of any Class A-1 Preferred Shares may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.




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                               (iv) As soon as possible after a conversion has
been effected (but in any event within five (5) business days in the case of subparagraph (A) below), the Corporation shall deliver to the converting holder:

                               (A) a certificate or certificates representing the number of shares of voting Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                               (B) payment in an amount equal to all accrued dividends with respect to each share converted which have not been paid prior thereto, plus the amount payable under subparagraph (ix) below with respect to such conversion; and

                               (C) a certificate representing any Class A-1
         Preferred Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                               (v) If for any reason the Corporation is unable
to pay any portion of the accrued and unpaid dividends on Class A-1 Preferred Shares being converted, such dividends may, at the converting holder's option, be converted into an additional number of shares of voting Common Stock determined by dividing the amount of the unpaid dividends to be applied for such purpose, by the fair market value of Common Stock as determined in the reasonable good faith judgment of the Board.

                               (vi) The issuance of certificates for shares of
voting Common Stock upon conversion of Class A-1 Preferred Shares shall be made without charge to the holders of such Class A-1 Preferred Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of voting Common Stock. Upon conversion of each Share of Class A-1 Preferred Shares, the Corporation shall take all such actions as are necessary in order to insure that the voting Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

                               (vii) The Corporation shall not close its books
against the transfer of Class A-1 Preferred Shares or of voting Common Stock issued or issuable upon conversion of Class A-1 Preferred Shares in any manner which interferes with the timely conversion of Class A-1 Preferred Shares. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of





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Class A-1 Preferred Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

                               (viii) The Corporation shall at all times reserve
and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Class A-1 Preferred Shares, such number of shares of voting Common Stock issuable upon the conversion of all outstanding Class A-1 Preferred Shares. All shares of voting Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                               (ix) If any fractional interest in a share of
voting Common Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Class A-1 Preferred Shares, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the fair market value as determined in the reasonable good faith judgment of the Board of such fractional interest as of the date of conversion.

                           (b) SUBDIVISION OR COMBINATION OF COMMON STOCK. If
the Corporation at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the amount of voting Common Stock each holder of Class A-1 Preferred Shares is entitled to upon conversion shall be proportionately increased. Conversely, if the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock into a smaller number of shares, the amount of voting Common Stock each holder of Class A-1 Preferred Shares is entitled to upon conversion shall be proportionately decreased.

                           (c) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION,
MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least two-thirds of the Class A-1 Preferred Shares then outstanding) to insure that each of the holders of Class A-1 Preferred Shares shall thereafter have the right to acquire and receive, in lieu of or in addition to (as





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the case may be) the shares of voting Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Class A-1 Preferred Shares, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Class A-1 Preferred Shares immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least two-thirds of the Class A-1 Preferred Shares then outstanding) to insure that the provisions of this Section 8 hereof shall thereafter be applicable to the Class A-1 Preferred Shares (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment in the number of shares of voting Common Stock acquirable and receivable upon conversion of Class A-1 Preferred Shares, if the value per share of common stock so reflected is less than the value of the Common Stock (as reasonably determined by the Board) in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the holders of a two-thirds of the Class A-1 Preferred Shares then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                           (d) MANDATORY CONVERSION. The Corporation may at any
time require the conversion of all of the outstanding Class A-1 Preferred Shares upon the closing of a firmly underwritten public offering of shares of Common Stock.

                  SECTION 9. REGISTRATION OF TRANSFER. The Corporation shall keep at its principal office a register for the registration of Class A-1 Preferred Shares. Upon the surrender of any certificate representing Class A-1 Preferred Shares at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Class A-1 Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such Class A-1 Preferred Shares represented by the surrendered certificate.

                  SECTION 10. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Class A-1 Preferred Shares, and in the case of any such loss,




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theft or destruction, upon receipt of indemnity reasonably satisfactory to the
Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Class A-1 Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                  SECTION 11. AMENDMENT AND WAIVER. No amendment, modification or waiver shall be binding or effective with respect to this Certificate of Designation hereof without the prior written consent of the holders of two-thirds of the Class A-1 Preferred Shares outstanding at the time such action is taken and provided further that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Class A-1 Preferred Shares then outstanding.

                  SECTION 12. NOTICES. Except as otherwise expressly provided hereunder, all notices, demands or other communications to be given or delivered under or by reason of the provisions of this Certificate of Designation shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or transmitted by facsimile or electronic mail (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this Section 12 as promptly as practicable thereafter). Such notices, demands and other communications shall be addressed (i) in the case of a holder of Class A-1 Preferred Shares, to his address as is designated in writing from time to time by such holder, (ii) in the case of the Corporation, to its principal office.

(b) Class A-2 5% Convertible Preferred Stock

                  SECTION 1. DEFINITIONS.

                  The following are definitions as used in this paragraph (b) of Article Sixth:

                  "CHANGE IN OWNERSHIP" means any sale, transfer or issuance or series of sales, transfers and/or issuances of shares of the Corporation's capital stock by the




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Corporation or any holders thereof which results in any Person or group of
Persons (as the term "group" is used under the Securities Exchange Act of 1934, as amended), other than the holders of capital stock as of July 6, 1999 owning capital stock of Medical Device Manufacturing, Inc., a Colorado corporation, possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "CLASS A PREFERRED SHARES" means the Class A-1 5% Convertible Preferred Stock, the Class A-2 Preferred Shares, the Class A-3 5% Convertible Preferred Stock, the Class A-4 5% Convertible Preferred Stock, the Class A-5 5% Convertible Preferred Stock, the Class AA Convertible Preferred Stock and any Subsequent Class A Shares.

                  "COMMON STOCK" means the shares of the Corporation's common stock, par value $.01 per share, authorized under these Articles.

                  "FUNDAMENTAL CHANGE" means: (a) any sale or transfer of more than fifty percent (50%) of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board) in any transaction or series of transactions (other than sales in the ordinary course of business); and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation, the terms of the Class A-2 Preferred Shares are not changed and the Class A-2 Preferred Shares are not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of the Corporation's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board immediately prior to the merger shall continue to own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "JUNIOR SECURITIES" means any capital stock or other equity securities of the Corporation other than Class A Preferred Shares.


                  "LIQUIDATION VALUE" of any Class A-2 Preferred Share as of any particular date shall be equal to $12.00.

                  "ORGANIC CHANGE" shall have the meaning set forth in Section 8(c).

                  "PERSON" means an individual, a partnership, a corporation, a limited liability corporation, a limited liability, an association, a joint stock corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "PUBLIC OFFERING" means any offering by the Corporation of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force.

                  "SHAREHOLDERS' AGREEMENT" means the Shareholders' Agreement, dated as of July 6, 1999, as amended by the First Amendment to Shareholders' Agreement dated May 31, 2000, by and among Medical Device Manufacturing, Inc., a Colorado corporation, and certain other investors named therein, as may be further amended from time to time.

                  "SUBSEQUENT CLASS A SHARES" means any duly authorized series of stock designated as Class A which (a) has a per share purchase price equal to the per share liquidation value thereof (where the purchase price and liquidation value are as determined in the reasonable good faith judgment of the Board) and (b) is otherwise identical to the Class A-1 5% Convertible Preferred Stock, the Class A-2 Preferred Shares, Class A-3 5% Convertible Preferred Stock, the Class A-4 5% Convertible Preferred Stock and the Class A-5 5% Convertible Preferred Stock with respect to priority, voting powers, dividend rights and conversion features.

                  "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Person.

                  SECTION 2. DESIGNATION; SHARES AUTHORIZED. 1,400,000 of the shares of preferred stock authorized by the Articles of Incorporation are hereby designated Class A-2 5% Convertible Preferred Stock ("Class A-2 Preferred Shares"). Such number of shares may be decreased by resolution of the Board adopted and filed pursuant to applicable law; provided, that no such decrease shall reduce the number of authorized Class A-2 Preferred Shares to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire Class A-2 Preferred Shares.

                  SECTION 3. PRIORITY. The Class A-2 Preferred Shares shall rank prior to all of the shares of Junior Securities and shall be pari passu with all Class A Preferred Shares. In addition, so long as any Class A-2 Preferred Shares remain outstanding, without the prior written consent of the holders of two-thirds of the outstanding shares of Class A-2 Preferred Shares, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities.

                  SECTION 4. DIVIDENDS. The holders of Class A-2 Preferred Shares shall be entitled to receive cumulative dividends at the rate of 5% of Liquidation Value in preference to the payment of dividends to the Common Stock, when, as, and if declared by the Board of Directors. No dividends will be paid on the Common Stock until dividends have been declared and paid on Class A-2 Preferred Shares. All holders of Class A Preferred Shares shall be pari passu with respect to their entitlement to receive dividends. After payment of all dividends on Class A-2 Preferred Shares, the holders of Class A-2 Preferred Shares shall be entitled to participate, on an as converted basis, with the outstanding Common Stock as to any dividends payable on the Common Stock. The date on which the Corporation initially issues any share of Class A-2 Preferred Shares shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Class A Preferred Shares, such payment shall be distributed pro rata among the holders thereof based upon the number of Class A Preferred Shares held by each such holder.

                  SECTION 5. LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Class A-2 Preferred Shares shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the greater of (i) the aggregate Liquidation Value of all Class A-2 Preferred Shares (plus all accrued and unpaid dividends thereon) held by such holder or (ii) the amount such holder of Class A-2 Preferred Shares would be entitled to receive if all Class A Preferred Shares were converted into Common Stock (the "Liquidation Amount"). All holders of Class A Preferred Shares shall be pari passu with respect to their entitlement to receive their respective Liquidation Amounts. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Class A Preferred Shares are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed pro rata among such holders based upon the aggregate Liquidation Amount of the Class A Preferred Shares held by each such holder. Prior to the liquidation, dissolution or winding up of the Corporation, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Class A Preferred Shares, but only to the extent of funds of the Corporation legally available for the payment of dividends. Not less than sixty (60) days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of Class A Preferred Shares, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Class A Preferred Share and each share of Common Stock in connection with such liquidation, dissolution or winding up.

                  SECTION 6. VOTING RIGHTS. Subject to Section 7 below and the Shareholders' Agreement, the holders of the Class A-2 Preferred Shares shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws. Except as otherwise required by applicable law, the holders of the Class A-2 Preferred Shares shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the voting Common Stock, Class A-1 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, Class A-4 5% Convertible Preferred Stock, the Class A-5 5% Convertible Preferred Stock, the Class AA Convertible Preferred Stock and any Subsequent Class A Shares, all voting together as a single class with each share of voting Common Stock, Class A-1 5% Convertible Preferred Stock, Class A-2 Preferred Shares, Class A-3 5% Convertible Preferred Stock, Class A-4 5% Convertible Preferred Stock, Class A-5 5% Convertible Preferred Stock, Class AA Convertible Preferred Stock and any Subsequent Class A Shares entitled to one vote per share.

                  SECTION 7. SPECIAL VOTING RIGHTS. The consent of two-thirds of the holders of Class A-2 Preferred Shares, voting together as a single class, shall be required for any action which (a) authorizes or issues shares of any class of stock having any preference or priority superior to any preference or priority of the Class A-2 Preferred Shares (which shall not include the authorization or issuance of any Subsequent Class A Shares) or (b) changes the number of shares or class of stock into which the Class A-2 Preferred Shares is convertible.

                  SECTION 8. CONVERSION.

                           (a) CONVERSION PROCEDURE.

                               (i) At any time and from time to time, any holder
of Class A-2 Preferred Shares may convert all or any portion of the Class A-2 Preferred Shares held by such holder into one share of voting Common Stock per each share of Class A-2 Preferred Shares.

                               (ii) Except as otherwise provided herein, each
conversion of Class A-2 Preferred Shares shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Class A-2 Preferred Shares to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the shares converted as a holder of Class A-2 Preferred Shares shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of voting Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of voting Common Stock represented thereby.

                               (iii) Notwithstanding any other provision hereof,
if a conversion of Class A-2 Preferred Shares is to be made in connection with a Public Offering, a Change in Ownership, a Fundamental Change or other transaction affecting the Corporation, the conversion of any Class A-2 Preferred Shares may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

                               (iv) As soon as possible after a conversion has
been effected (but in any event within five (5) business days in the case of subparagraph (A) below), the Corporation shall deliver to the converting holder:

                               (A) a certificate or certificates representing the number of shares of voting Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                               (B) payment in an amount equal to all accrued dividends with respect to each share converted which have not been paid prior thereto, plus the amount payable under subparagraph (ix) below with respect to such conversion; and

                               (C) a certificate representing any Class A-2
         Preferred Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                               (v) If for any reason the Corporation is unable
to pay any portion of the accrued and unpaid dividends on Class A-2 Preferred Shares being converted, such dividends may, at the converting holder's option, be converted into an additional number of shares of voting Common Stock determined by dividing the amount of the unpaid dividends to be applied for such purpose, by the fair market value of Common Stock as determined in the reasonable good faith judgment of the Board.

                               (vi) The issuance of certificates for shares of
voting Common Stock upon conversion of Class A-2 Preferred Shares shall be made without charge to the holders of such Class A-2 Preferred Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of voting Common Stock. Upon conversion of each Share of Class A-2 Preferred Shares, the Corporation shall take all such actions as are necessary in order to insure that the voting Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

                               (vii) The Corporation shall not close its books
against the transfer of Class A-2 Preferred Shares or of voting Common Stock issued or issuable upon conversion of Class A-2 Preferred Shares in any manner which interferes with the timely conversion of Class A-2 Preferred Shares. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Class A-2 Preferred Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

                               (viii) The Corporation shall at all times reserve
and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Class A-2 Preferred Shares, such number of shares of voting Common Stock issuable upon the conversion of all outstanding Class A-2 Preferred Shares. All shares of voting Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                               (ix) If any fractional interest in a share of
voting Common Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Class A-2 Preferred Shares, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the fair market value as determined in the reasonable good faith judgment of the Board of such fractional interest as of the date of conversion.

                           (b) SUBDIVISION OR COMBINATION OF COMMON STOCK. If
the Corporation at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the amount of voting Common Stock each holder of Class A-2 Preferred Shares is entitled to upon conversion shall be proportionately increased. Conversely, if the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock into a smaller number of shares, the amount of voting Common Stock each holder of Class A-2 Preferred Shares is entitled to upon conversion shall be proportionately decreased.

                           (c) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION,
MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least two-thirds of the Class A-2 Preferred Shares then outstanding) to insure that each of the holders of Class A-2 Preferred Shares shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of voting Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Class A-2 Preferred Shares, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Class A-2 Preferred Shares immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least two-thirds of the Class A-2 Preferred Shares then outstanding) to insure that the provisions of this Section 8 hereof shall thereafter be applicable to the Class A-2 Preferred Shares (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment in the number of shares of voting Common Stock acquirable and receivable upon conversion of Class A-2 Preferred Shares, if the value per share of common stock so reflected is less than the value of the Common Stock (as reasonably determined by the Board) in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the holders of a two-thirds of the Class A-2 Preferred Shares then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                           (d) MANDATORY CONVERSION. The Corporation may at any
time require the conversion of all of the outstanding Class A-2 Preferred Shares upon the closing of a firmly underwritten public offering of shares of Common Stock.

                  SECTION 9. REGISTRATION OF TRANSFER. The Corporation shall keep at its principal office a register for the registration of Class A-2 Preferred Shares. Upon the surrender of any certificate representing Class A-2 Preferred Shares at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Class A-2 Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such Class A-2 Preferred Shares represented by the surrendered certificate.

                  SECTION 10. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Class A-2 Preferred Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Class A-2 Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                  SECTION 11. AMENDMENT AND WAIVER. No amendment, modification or waiver shall be binding or effective with respect to this Certificate of Designation hereof without the prior written consent of the holders of two-thirds of the Class A-2 Preferred Shares outstanding at the time such action is taken and provided further that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Class A-2 Preferred Shares then outstanding.

                  SECTION 12. NOTICES. Except as otherwise expressly provided hereunder, all notices, demands or other communications to be given or delivered under or by reason of the provisions of this Certificate of Designation shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or transmitted by facsimile or electronic mail (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this Section 12 as promptly as practicable thereafter). Such notices, demands and other communications shall be addressed (i) in the case of a holder of Class A-2 Preferred Shares, to his address as is designated in writing from time to time by such holder, (ii) in the case of the Corporation, to its principal office.


(c) Class A-3 5% Convertible Preferred Stock

                  SECTION 1. DEFINITIONS.

                  The following are definitions as used in this paragraph (c) of Article Sixth:

                  "CHANGE IN OWNERSHIP" means any sale, transfer or issuance or series of sales, transfers and/or issuances of shares of the Corporation's capital stock by the Corporation or any holders thereof which results in any Person or group of Persons (as the term "group" is used under the Securities Exchange Act of 1934, as amended), other than the holders of capital stock as of July 6, 1999 owning capital stock of Medical Device Manufacturing, Inc., a Colorado corporation, possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "CLASS A PREFERRED SHARES" means the Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 Preferred Shares, the Class A-4 5% Convertible Preferred Stock, the Class A-5 5% Convertible Preferred Stock, the Class AA Convertible Preferred Stock and any Subsequent Class A Shares.

                  "COMMON STOCK" means the shares of the Corporation's common stock, par value $.01 per share, authorized under these Articles.

                  "FUNDAMENTAL CHANGE" means: (a) any sale or transfer of more than fifty percent (50%) of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board) in any transaction or series of transactions (other than sales in the ordinary course of business); and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation, the terms of the Class A-3 Preferred Shares are not changed and the Class A-3 Preferred Shares are not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of the Corporation's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board immediately prior to the merger shall continue to own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "JUNIOR SECURITIES" means any capital stock or other equity securities of the Corporation other than Class A Preferred Shares.

                  "LIQUIDATION VALUE" of any Class A-3 Preferred Share as of any particular date shall be equal to $18.90.

                  "ORGANIC CHANGE" shall have the meaning set forth in Section 8(c).

                  "PERSON" means an individual, a partnership, a corporation, a limited liability corporation, a limited liability, an association, a joint stock corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "PUBLIC OFFERING" means any offering by the Corporation of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force.

                  "SHAREHOLDERS' AGREEMENT" means the Shareholders' Agreement, dated as of July 6, 1999, as amended by the First Amendment to Shareholders' Agreement dated May 31, 2000, by and among Medical Device Manufacturing, Inc., a Colorado corporation, and certain other investors named therein, as may be further amended from time to time.

                  "SUBSEQUENT CLASS A SHARES" means any duly authorized series of stock designated as Class A which (a) has a per share purchase price equal to the per share liquidation value thereof (where the purchase price and liquidation value are as determined in the reasonable good faith judgment of the Board) and (b) is otherwise identical to the Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 Preferred Shares, the Class A-4 5% Convertible Preferred Stock and the Class A-5 5% Convertible Preferred Stock with respect to priority, voting powers, dividend rights and conversion features.

                  "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Person.

                  SECTION 2. DESIGNATION; SHARES AUTHORIZED. 26,456 of the shares of preferred stock authorized by the Articles of Incorporation are hereby designated Class A-3 5% Convertible Preferred Stock ("Class A-3 Preferred Shares"). Such number of shares may be decreased by resolution of the Board adopted and filed pursuant to applicable law; provided, that no such decrease shall reduce the number of authorized Class A-3 Preferred Shares to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire Class A-3 Preferred Shares.

                  SECTION 3. PRIORITY. The Class A-3 Preferred Shares shall rank prior to all of the shares of Junior Securities and shall be pari passu with all Class A Preferred Shares. In addition, so long as any Class A-3 Preferred Shares remain outstanding, without the prior written consent of the holders of two-thirds of the outstanding shares of Class A-3 Preferred Shares, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities.

                  SECTION 4. DIVIDENDS. The holders of Class A-3 Preferred Shares shall be entitled to receive cumulative dividends at the rate of 5% of Liquidation Value in preference to the payment of dividends to the Common Stock, when, as, and if declared by the Board of Directors. No dividends will be paid on the Common Stock until dividends have been declared and paid on Class A-3 Preferred Shares. All holders of Class A Preferred Shares shall be pari passu with respect to their entitlement to receive dividends. After payment of all dividends on Class A-3 Preferred Shares, the holders of Class A-3 Preferred Shares shall be entitled to participate, on an as converted basis, with the outstanding Common Stock as to any dividends payable on the Common Stock. The date on which the Corporation initially issues any share of Class A-3 Preferred Shares shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Class A Preferred Shares, such payment shall be distributed pro rata among the holders thereof based upon the number of Class A Preferred Shares held by each such holder.

                  SECTION 5. LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Class A-3 Preferred Shares shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the greater of (i) the aggregate Liquidation Value of all Class A-3 Preferred Shares (plus all accrued and unpaid dividends thereon) held by such holder or (ii) the amount such holder of Class A-3 Preferred Shares would be entitled to receive if all Class A Preferred Shares were converted into Common Stock (the "Liquidation Amount"). All holders of Class A Preferred Shares shall be pari passu with respect to their entitlement to receive their respective Liquidation Amounts. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Class A Preferred Shares are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed pro rata among such holders based upon the aggregate Liquidation Amount of the Class A Preferred Shares held by each such holder. Prior to the liquidation, dissolution or winding up of the Corporation, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Class A Preferred Shares, but only to the extent of funds of the Corporation legally available for the payment of dividends. Not less than sixty (60) days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of Class A Preferred Shares, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Class A Preferred Share and each share of Common Stock in connection with such liquidation, dissolution or winding up.

                  SECTION 6. VOTING RIGHTS. Subject to Section 7 below and the Shareholders' Agreement, the holders of the Class A-3 Preferred Shares shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws. Except as otherwise required by applicable law, the holders of the Class A-3 Preferred Shares shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the voting Common Stock, Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, Class A-4 5% Convertible Preferred Stock, the Class A-5 5% Convertible Preferred Stock, the Class AA Convertible Preferred Stock and any Subsequent Class A Shares, all voting together as a single class with each share of voting Common Stock, Class A-1 5% Convertible Preferred Stock, Class A-2 5% Convertible Preferred Stock, Class A-3 Preferred Shares, Class A-4 5% Convertible Preferred Stock, Class A-5 5% Convertible Preferred Stock, Class AA Convertible Preferred Stock and any Subsequent Class A Shares entitled to one vote per share.

                  SECTION 7. SPECIAL VOTING RIGHTS. The consent of two-thirds of the holders of Class A-3 Preferred Shares, voting together as a single class, shall be required for any action which (a) authorizes or issues shares of any class of stock having any preference or priority superior to any preference or priority of the Class A-3 Preferred Shares (which shall not include the authorization or issuance of any Subsequent Class A Shares) or (b) changes the number of shares or class of stock into which the Class A-3 Preferred Shares is convertible.

                  SECTION 8. CONVERSION.

                           (a) CONVERSION PROCEDURE.

                               (i) At any time and from time to time, any holder
of Class A-3 Preferred Shares may convert all or any portion of the Class A-3 Preferred Shares held by such holder into one share of voting Common Stock per each share of Class A-3 Preferred Shares.

                               (ii) Except as otherwise provided herein, each
conversion of Class A-3 Preferred Shares shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Class A-3 Preferred Shares to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the shares converted as a holder of Class A-3 Preferred Shares shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of voting Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of voting Common Stock represented thereby.

                               (iii) Notwithstanding any other provision hereof,
if a conversion of Class A-3 Preferred Shares is to be made in connection with a Public Offering, a Change in Ownership, a Fundamental Change or other transaction affecting the Corporation, the conversion of any Class A-3 Preferred Shares may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

                               (iv) As soon as possible after a conversion has
been effected (but in any event within five (5) business days in the case of subparagraph (A) below), the Corporation shall deliver to the converting holder:

                               (A) a certificate or certificates representing the number of shares of voting Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                               (B) payment in an amount equal to all accrued dividends with respect to each share converted which have not been paid prior thereto, plus the amount payable under subparagraph (ix) below with respect to such conversion; and

                               (C) a certificate representing any Class A-3
         Preferred Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                               (v) If for any reason the Corporation is unable
to pay any portion of the accrued and unpaid dividends on Class A-3 Preferred Shares being converted, such dividends may, at the converting holder's option, be converted into an additional number of shares of voting Common Stock determined by dividing the amount of the unpaid dividends to be applied for such purpose, by the fair market value of Common Stock as determined in the reasonable good faith judgment of the Board.

                               (vi) The issuance of certificates for shares of
voting Common Stock upon conversion of Class A-3 Preferred Shares shall be made without charge to the holders of such Class A-3 Preferred Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of voting Common Stock. Upon conversion of each Share of Class A-3 Preferred Shares, the Corporation shall take all such actions as are necessary in order to insure that the voting Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

                               (vii) The Corporation shall not close its books
against the transfer of Class A-3 Preferred Shares or of voting Common Stock issued or issuable upon conversion of Class A-3 Preferred Shares in any manner which interferes with the timely conversion of Class A-3 Preferred Shares. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Class A-3 Preferred Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

                               (viii) The Corporation shall at all times reserve
and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Class A-3 Preferred Shares, such number of shares of voting Common Stock issuable upon the conversion of all outstanding Class A-3 Preferred Shares. All shares of voting Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                               (ix) If any fractional interest in a share of
voting Common Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Class A-3 Preferred Shares, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the fair market value as determined in the reasonable good faith judgment of the Board of such fractional interest as of the date of conversion.

                           (b) SUBDIVISION OR COMBINATION OF COMMON STOCK. If
the Corporation at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the amount of voting Common Stock each holder of Class A-3 Preferred

Shares is entitled to upon conversion shall be proportionately increased. Conversely, if the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock into a smaller number of shares, the amount of voting Common Stock each holder of Class A-3 Preferred Shares is entitled to upon conversion shall be proportionately decreased.

                           (c) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION,
MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least two-thirds of the Class A-3 Preferred Shares then outstanding) to insure that each of the holders of Class A-3 Preferred Shares shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of voting Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Class A-3 Preferred Shares, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Class A-3 Preferred Shares immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least two-thirds of the Class A-3 Preferred Shares then outstanding) to insure that the provisions of this Section 8 hereof shall thereafter be applicable to the Class A-3 Preferred Shares (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment in the number of shares of voting Common Stock acquirable and receivable upon conversion of Class A-3 Preferred Shares, if the value per share of common stock so reflected is less than the value of the Common Stock (as reasonably determined by the Board) in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the holders of a two-thirds of the Class A-3 Preferred Shares then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                           (d) MANDATORY CONVERSION. The Corporation may at any
time require the conversion of all of the outstanding Class A-3 Preferred Shares upon the closing of a firmly underwritten public offering of shares of Common Stock.

                  SECTION 9. REGISTRATION OF TRANSFER. The Corporation shall keep at its principal office a register for the registration of Class A-3 Preferred Shares. Upon the surrender of any certificate representing Class A-3 Preferred Shares at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Class A-3 Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such Class A-3 Preferred Shares represented by the surrendered certificate.

                  SECTION 10. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Class A-3 Preferred Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Class A-3 Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                  SECTION 11. AMENDMENT AND WAIVER. No amendment, modification or waiver shall be binding or effective with respect to this Certificate of Designation hereof without the prior written consent of the holders of two-thirds of the Class A-3 Preferred Shares outstanding at the time such action is taken and provided further that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Class A-3 Preferred Shares then outstanding.

                  SECTION 12. NOTICES. Except as otherwise expressly provided hereunder, all notices, demands or other communications to be given or delivered under or by reason of the provisions of this Certificate of Designation shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or transmitted by facsimile or electronic mail (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this Section 12 as promptly as practicable thereafter). Such notices, demands and other communications shall be addressed (i) in the case of a holder of Class A-3 Preferred Shares, to his address as is designated in writing from time to time by such holder, (ii) in the case of the Corporation, to its principal office.


(d) Class A-4 5% Convertible Preferred Stock

                  SECTION 1. DEFINITIONS.

                  The following are definitions as used in this paragraph (d) of Article Sixth:

                  "CHANGE IN OWNERSHIP" means any sale, transfer or issuance or series of sales, transfers and/or issuances of shares of the Corporation's capital stock by the Corporation or any holders thereof which results in any Person or group of Persons (as the term "group" is used under the Securities Exchange Act of 1934, as amended), other than the holders of capital stock as of July 6, 1999 owning capital stock of Medical Device Manufacturing, Inc., a Colorado corporation, possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "CLASS A PREFERRED SHARES" means the Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, the Class A-4 Preferred Shares, the Class A-5 5% Convertible Preferred Stock, the Class AA Convertible Preferred Stock and any Subsequent Class A Shares.

                  "COMMON STOCK" means the shares of the Corporation's common stock, par value $.01 per share, authorized under these Articles.

                  "FUNDAMENTAL CHANGE" means: (a) any sale or transfer of more than fifty percent (50%) of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board) in any transaction or series of transactions (other than sales in the ordinary course of business); and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation, the terms of the Class A-4 Preferred Shares are not changed and the Class A-4 Preferred Shares are not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of the Corporation's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board immediately prior to the merger shall continue to own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "JUNIOR SECURITIES" means any capital stock or other equity securities of the Corporation other than Class A Preferred Shares.


                  "LIQUIDATION VALUE" of any Class A-4 Preferred Share as of any particular date shall be equal to $16.00.

                  "ORGANIC CHANGE" shall have the meaning set forth in Section 8(c).

                  "PERSON" means an individual, a partnership, a corporation, a limited liability corporation, a limited liability, an association, a joint stock corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "PUBLIC OFFERING" means any offering by the Corporation of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force.

                  "SHAREHOLDERS' AGREEMENT" means the Shareholders' Agreement, dated as of July 6, 1999, as amended by the First Amendment to Shareholders' Agreement dated May 31, 2000, by and among Medical Device Manufacturing, Inc., a Colorado corporation, and certain other investors named therein, as may be further amended from time to time.

                  "SUBSEQUENT CLASS A SHARES" means any duly authorized series of stock designated as Class A which (a) has a per share purchase price equal to the per share liquidation value thereof (where the purchase price and liquidation value are as determined in the reasonable good faith judgment of the Board) and (b) is otherwise identical to the Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, the Class A-4 Preferred Shares and the Class A-5 5% Convertible Preferred Stock with respect to priority, voting powers, dividend rights and conversion features.

                  "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Person.

                  SECTION 2. DESIGNATION; SHARES AUTHORIZED. 6,250,000 of the shares of preferred stock authorized by the Articles of Incorporation are hereby designated Class A-4 5% Convertible Preferred Stock ("Class A-4 Preferred Shares"). Such number of shares may be decreased by resolution of the Board adopted and filed pursuant to applicable law; provided, that no such decrease shall reduce the number of authorized Class A-4 Preferred Shares to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire Class A-4 Preferred Shares.

                  SECTION 3. PRIORITY. The Class A-4 Preferred Shares shall rank
(i) prior to all of the shares of Junior Securities and (ii) pari passu with all Class A Preferred Shares. In addition, so long as any Class A-4 Preferred Shares remain outstanding, without the prior written consent of the holders of two-thirds of the outstanding shares of Class A-4 Preferred Shares, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities.

                  SECTION 4. DIVIDENDS. The holders of Class A-4 Preferred Shares shall be entitled to receive cumulative dividends at the rate of 5% of Liquidation Value in preference to the payment of dividends to the Common Stock, when, as, and if declared by the Board of Directors. No dividends will be paid on the Common Stock until dividends have been declared and paid on Class A-4 Preferred Shares. All holders of Class A Preferred Shares shall be pari passu with respect to their entitlement to receive dividends. After payment of all dividends on Class A-4 Preferred Shares, the holders of Class A-4 Preferred Shares shall be entitled to participate, on an as converted basis, with the outstanding Common Stock as to any dividends payable on the Common Stock. The date on which the Corporation initially issues any share of Class A-4 Preferred Shares shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Class A Preferred Shares, such payment shall be distributed pro rata among the holders thereof based upon the number of Class A Preferred Shares held by each such holder.

                  SECTION 5. LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Class A-4 Preferred Shares shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the greater of (i) the aggregate Liquidation Value of all Class A-4 Preferred Shares (plus all accrued and unpaid dividends thereon) held by such holder or (ii) the amount such holder of Class A-4 Preferred Shares would be entitled to receive if all Class A Preferred Shares were converted into Common Stock (the "Liquidation Amount"). All holders of Class A Preferred Shares shall be pari passu with respect to their entitlement to receive their respective Liquidation Amounts. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Class A Preferred Shares are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed pro rata among such holders based upon the aggregate Liquidation Amount of the Class A Preferred Shares held by each such holder. Prior to the liquidation, dissolution or winding up of the Corporation, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Class A Preferred Shares, but only to the extent of funds of the Corporation legally available for the payment of dividends. Not less than sixty (60) days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of Class A Preferred Shares, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Class A Preferred Share and each share of Common Stock in connection with such liquidation, dissolution or winding up.

                  SECTION 6. VOTING RIGHTS. Subject to Section 7 below and the Shareholders' Agreement, the holders of the Class A-4 Preferred Shares shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws. Except as otherwise required by applicable law, the holders of the Class A-4 Preferred Shares shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the voting Common Stock, Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, the Class A-5 5% Convertible Preferred Stock, the Class AA Convertible Preferred Stock and any Subsequent Class A Shares, all voting together as a single class with each share of voting Common Stock, Class A-1 5% Convertible Preferred Stock, Class A-2 5% Convertible Preferred Stock, Class A-3 5% Convertible Preferred Stock, Class A-4 Preferred Shares, Class A-5 5% Convertible Preferred Stock, Class AA Convertible Preferred Stock and any Subsequent Class A Shares entitled to one vote per share.

                  SECTION 7. SPECIAL VOTING RIGHTS. The consent of two-thirds of the holders of Class A-4 Preferred Shares, voting together as a single class, shall be required for any action which (a) authorizes or issues shares of any class of stock having any preference or priority superior to any preference or priority of the Class A-4 Preferred Shares (which shall not include the authorization or issuance of any Subsequent Class A Shares) or (b) changes the number of shares or class of stock into which the Class A-4 Preferred Shares is convertible.

                  SECTION 8. CONVERSION.

                           (a) CONVERSION PROCEDURE.

                               (i) At any time and from time to time, any holder
of Class A-4 Preferred Shares may convert all or any portion of the Class A-4 Preferred Shares held by such holder into one share of voting Common Stock per each share of Class A-4 Preferred Shares.

                               (ii) Except as otherwise provided herein, each
conversion of Class A-4 Preferred Shares shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Class A-4 Preferred Shares to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the shares converted as a holder of Class A-4 Preferred Shares shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of voting Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of voting Common Stock represented thereby.

                               (iii) Notwithstanding any other provision hereof,
if a conversion of Class A-4 Preferred Shares is to be made in connection with a Public Offering, a Change in Ownership, a Fundamental Change or other transaction affecting the Corporation, the conversion of any Class A-4 Preferred Shares may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

                               (iv) As soon as possible after a conversion has
been effected (but in any event within five (5) business days in the case of subparagraph (A) below), the Corporation shall deliver to the converting holder:

                               (A) a certificate or certificates representing the number of shares of voting Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                               (B) payment in an amount equal to all accrued dividends with respect to each share converted which have not been paid prior thereto, plus the amount payable under subparagraph (ix) below with respect to such conversion; and

                               (C) a certificate representing any Class A-4
         Preferred Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                               (v) If for any reason the Corporation is unable
to pay any portion of the accrued and unpaid dividends on Class A-4 Preferred Shares being converted, such dividends may, at the converting holder's option, be converted into an additional number of shares of voting Common Stock determined by dividing the amount of the unpaid dividends to be applied for such purpose, by the fair market value of Common Stock as determined in the reasonable good faith judgment of the Board.

                               (vi) The issuance of certificates for shares of
voting Common Stock upon conversion of Class A-4 Preferred Shares shall be made without charge to the holders of such Class A-4 Preferred Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of voting Common Stock. Upon conversion of each Share of Class A-4 Preferred Shares, the Corporation shall take all such actions as are necessary in order to insure that the voting Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

                               (vii) The Corporation shall not close its books
against the transfer of Class A-4 Preferred Shares or of voting Common Stock issued or issuable upon conversion of Class A-4 Preferred Shares in any manner which interferes with the timely conversion of Class A-4 Preferred Shares. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Class A-4 Preferred Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

                               (viii) The Corporation shall at all times reserve
and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Class A-4 Preferred Shares, such number of shares of voting Common Stock issuable upon the conversion of all outstanding Class A-4 Preferred Shares. All shares of voting Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                               (ix) If any fractional interest in a share of
voting Common Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Class A-4 Preferred Shares, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the fair market value as determined in the reasonable good faith judgment of the Board of such fractional interest as of the date of conversion.

                           (b) SUBDIVISION OR COMBINATION OF COMMON STOCK. If
the Corporation at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the amount of voting Common Stock each holder of Class A-4 Preferred Shares is entitled to upon conversion shall be proportionately increased. Conversely, if the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock into a smaller number of shares, the amount of voting Common Stock each holder of Class A-4 Preferred Shares is entitled to upon conversion shall be proportionately decreased.

                           (c) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION,
MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least two-thirds of the Class A-4 Preferred Shares then outstanding) to insure that each of the holders of Class A-4 Preferred Shares shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of voting Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Class A-4 Preferred Shares, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Class A-4 Preferred Shares immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least two-thirds of the Class A-4 Preferred Shares then outstanding) to insure that the provisions of this Section 8 hereof shall thereafter be applicable to the Class A-4 Preferred Shares (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment in the number of shares of voting Common Stock acquirable and receivable upon conversion of Class A-4 Preferred Shares, if the value per share of common stock so reflected is less than the value of the Common Stock (as reasonably determined by the Board) in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the holders of a two-thirds of the

Class A-4 Preferred Shares then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                           (d) MANDATORY CONVERSION. The Corporation may at any
time require the conversion of all of the outstanding Class A-4 Preferred Shares upon the closing of a firmly underwritten public offering of shares of Common Stock.

                  SECTION 9. REGISTRATION OF TRANSFER. The Corporation shall keep at its principal office a register for the registration of Class A-4 Preferred Shares. Upon the surrender of any certificate representing Class A-4 Preferred Shares at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Class A-4 Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such Class A-4 Preferred Shares represented by the surrendered certificate.

                  SECTION 10. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Class A-4 Preferred Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Class A-4 Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                  SECTION 11. AMENDMENT AND WAIVER. No amendment, modification or waiver shall be binding or effective with respect to this Certificate of Designation hereof without the prior written consent of the holders of two-thirds of the Class A-4 Preferred Shares outstanding at the time such action is taken and provided further that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Class A-4 Preferred Shares then outstanding.

                  SECTION 12. NOTICES. Except as otherwise expressly provided hereunder, all notices, demands or other communications to be given or delivered under or by reason of the provisions of this Certificate of Designation shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or transmitted by facsimile or electronic mail (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this Section 12 as promptly as practicable thereafter). Such notices, demands and other communications shall be addressed (i) in the case of a holder of Class A-4 Preferred Shares, to his address as is designated in writing from time to time by such holder, (ii) in the case of the Corporation, to its principal office.


(e)  Class A-5 5% Convertible Preferred Stock

                  SECTION 1. DEFINITIONS.

                  The following are definitions as used in this paragraph (e) of Article Sixth:

                  "CHANGE IN OWNERSHIP" means any sale, transfer or issuance or series of sales, transfers and/or issuances of shares of the Corporation's capital stock by the Corporation or any holders thereof which results in any Person or group of Persons (as the term "group" is used under the Securities Exchange Act of 1934, as amended), other than the holders of capital stock as of July 6, 1999 owning capital stock of Medical Device Manufacturing, Inc., a Colorado corporation, possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "CLASS A PREFERRED SHARES" means the Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, the Class A-4 5% Convertible Preferred Stock, the Class A-5 Preferred Shares, the Class AA Convertible Preferred Stock and any Subsequent Class A Shares.

                  "COMMON STOCK" means the shares of the Corporation's common stock, par value $.01 per share, authorized under the Articles of Incorporation.

                  "FUNDAMENTAL CHANGE" means: (a) any sale or transfer of more than fifty percent (50%) of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board) in any transaction or series of transactions (other than sales in the ordinary course of business); and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation, the terms of the Class A-5 Preferred Shares are not changed and the Class A-5 Preferred Shares are not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of the Corporation's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board immediately prior to the merger shall continue to own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "JUNIOR SECURITIES" means any capital stock or other equity securities of the Corporation other than Class A Preferred Shares.

                  "LIQUIDATION VALUE" of any Class A-5 Preferred Share as of any particular date shall be equal to $16.00.

                  "ORGANIC CHANGE" shall have the meaning set forth in Section 8(c).

                  "PERSON" means an individual, a partnership, a corporation, a limited liability Corporation, a limited liability, an association, a joint stock corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "PUBLIC OFFERING" means any offering by the Corporation of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force.

                  "SHAREHOLDERS' AGREEMENT" means the Shareholders' Agreement, dated as of July 6, 1999, as amended by the First Amendment to Shareholders' Agreement dated May 31, 2000, by and among Medical Device Manufacturing, Inc., a Colorado corporation, and certain other investors named therein, as may be further amended from time to time.

                  "SUBSEQUENT CLASS A SHARES" means any duly authorized series of stock designated as Class A which (a) has a per share purchase price equal to the per share liquidation value thereof (where the purchase price and liquidation value are as determined in the reasonable good faith judgment of the Board) and (b) is otherwise identical to the Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, the Class

A-4 5% Convertible Preferred Stock and the Class A-5 5% Convertible Preferred Stock with respect to priority, voting powers, dividend rights and conversion features.

                  "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Person.

                  SECTION 2. DESIGNATION; SHARES AUTHORIZED. 1,500,000 of the shares of preferred stock authorized by the Articles of Incorporation are hereby designated Class A-5 5% Convertible Preferred Stock ("Class A-5 Preferred Shares"). Such number of shares may be decreased by resolution of the Board adopted and filed pursuant to CBCA; provided, that no such decrease shall reduce the number of authorized Class A-5 Preferred Shares to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire Class A-5 Preferred Shares.

                  SECTION 3. PRIORITY. The Class A-5 Preferred Shares shall rank
(i) prior to all of the shares of Junior Securities and (ii) pari passu with all Class A Preferred Shares. In addition, so long as any Class A-5 Preferred Shares remain outstanding, without the prior written consent of the holders of two-thirds of the outstanding shares of Class A-5 Preferred Shares, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities.

                  SECTION 4. DIVIDENDS. The holders of Class A-5 Preferred Shares shall be entitled to receive cumulative dividends at the rate of 5% of Liquidation Value in preference to the payment of dividends to the Common Stock, when, as, and if declared by the Board. No dividends will be paid on the Common Stock until dividends have been declared and paid on Class A-5 Preferred Shares. All holders of Class A Preferred Shares shall be pari passu with respect to their entitlement to receive dividends. After payment of all dividends on Class A-5 Preferred Shares, the holders of Class A-5 Preferred Shares shall be entitled to participate, on an as converted basis, with the outstanding Common Stock as to any dividends payable on the Common Stock. The date on which the Corporation initially issues any share of Class A-5 Preferred Shares shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Class A Preferred Shares, such payment shall be distributed pro rata among the holders thereof based upon the number of Class A Preferred Shares held by each such holder.

                  SECTION 5. LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Class A-5 Preferred Shares shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the greater of (i) the aggregate Liquidation Value of all Class A-5 Preferred Shares (plus all accrued and unpaid dividends thereon) held by such holder or (ii) the amount such holder of Class A-5 Preferred Shares would be entitled to receive if all Class A Preferred Shares were converted into Common Stock (the "Liquidation Amount"). All holders of Class A Preferred Shares shall be pari passu with respect to their entitlement to receive their respective Liquidation Amounts. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Class A Preferred Shares are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed pro rata among such holders based upon the aggregate Liquidation Amount of the Class A Preferred Shares held by each such holder. Prior to the liquidation, dissolution or winding up of the Corporation, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Class A Preferred Shares, but only to the extent of funds of the Corporation legally available for the payment of dividends. Not less than sixty (60) days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of Class A Preferred Shares, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Class A Preferred Share and each share of Common Stock in connection with such liquidation, dissolution or winding up.

                  SECTION 6. VOTING RIGHTS. Subject to Section 7 below and the Shareholders' Agreement, the holders of the Class A-5 Preferred Shares shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws. Except as otherwise required by applicable law, the holders of the Class A-5 Preferred Shares shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the voting Common Stock, Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, the Class A-4 5% Convertible Preferred Stock, the Class AA Convertible Preferred Stock and any Subsequent Class A Shares, all voting together as a single class with each share of voting Common Stock, Class A-1 5% Convertible Preferred Stock, Class A-2 5% Convertible Preferred Stock, Class A-3 5% Convertible Preferred Stock, Class A-4 5% Convertible Preferred Stock, Class A-5 Preferred Shares, Class AA Convertible Preferred Stock and any Subsequent Class A Shares entitled to one vote per share.

                  SECTION 7. SPECIAL VOTING RIGHTS. The consent of two-thirds of the holders of Class A-5 Preferred Shares, voting together as a single class, shall be required for any action which (a) authorizes or issues shares of any class of stock having any preference or priority superior to any preference or priority of the Class A-5 Preferred Shares (which shall not include the authorization or issuance of any Subsequent Class A Shares) or (b) changes the number of shares or class of stock into which the Class A-5 Preferred Shares is convertible.

                  SECTION 8. CONVERSION.

                           (a) CONVERSION PROCEDURE.

                               (i) At any time and from time to time, any holder
of Class A-5 Preferred Shares may convert all or any portion of the Class A-5 Preferred Shares held by such holder into one share of voting Common Stock per each share of Class A-5 Preferred Shares.

                               (ii) Except as otherwise provided herein, each
conversion of Class A-5 Preferred Shares shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Class A-5 Preferred Shares to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the shares converted as a holder of Class A-5 Preferred Shares shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of voting Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of voting Common Stock represented thereby.

                               (iii) Notwithstanding any other provision hereof,
if a conversion of Class A-5 Preferred Shares is to be made in connection with a Public Offering, a Change in Ownership, a Fundamental Change or other transaction affecting the Corporation, the conversion of any Class A-5 Preferred Shares may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

                               (iv) As soon as possible after a conversion has
been effected (but in any event within five (5) business days in the case of subparagraph (A) below), the Corporation shall deliver to the converting holder:

                               (A) a certificate or certificates representing the number of shares of voting Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                               (B) payment in an amount equal to all accrued dividends with respect to each share converted which have not been paid prior thereto, plus the amount payable under subparagraph (ix) below with respect to such conversion; and

                               (C) a certificate representing any Class A-5
         Preferred Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                               (v) If for any reason the Corporation is unable
to pay any portion of the accrued and unpaid dividends on Class A-5 Preferred Shares being converted, such dividends may, at the converting holder's option, be converted into an additional number of shares of voting Common Stock determined by dividing the amount of the unpaid dividends to be applied for such purpose, by the fair market value of Common Stock as determined in the reasonable good faith judgment of the Board.

                               (vi) The issuance of certificates for shares of
voting Common Stock upon conversion of Class A-5 Preferred Shares shall be made without charge to the holders of such Class A-5 Preferred Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of voting Common Stock. Upon conversion of each Share of Class A-5 Preferred Shares, the Corporation shall take all such actions as are necessary in order to insure that the voting Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

                               (vii) The Corporation shall not close its books
against the transfer of Class A-5 Preferred Shares or of voting Common Stock issued or issuable upon conversion of Class A-5 Preferred Shares in any manner which interferes with the timely conversion of Class A-5 Preferred Shares. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Class A-5 Preferred Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

                               (viii) The Corporation shall at all times reserve
and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Class A-5 Preferred Shares, such number of shares of voting Common Stock issuable upon the conversion of all outstanding Class A-5 Preferred Shares. All shares of voting Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                               (ix) If any fractional interest in a share of
voting Common Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Class A-5 Preferred Shares, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the fair market value as determined in the reasonable good faith judgment of the Board of such fractional interest as of the date of conversion.

                           (b) SUBDIVISION OR COMBINATION OF COMMON STOCK. If
the Corporation at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the amount of voting Common Stock each holder of Class A-5 Preferred Shares is entitled to upon conversion shall be proportionately increased. Conversely, if the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock into a smaller number of shares, the amount of voting Common Stock each holder of Class A-5 Preferred Shares is entitled to upon conversion shall be proportionately decreased.

                           (c) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION,
MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least two-thirds of the Class A-5 Preferred Shares then outstanding) to insure that each of the holders of Class A-5 Preferred Shares shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of voting Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Class A-5 Preferred Shares, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Class A-5 Preferred Shares immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least two-thirds of the Class A-5 Preferred Shares then outstanding) to insure that the provisions of this Section 8 hereof shall thereafter be applicable to the Class A-5 Preferred Shares (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment in the number of shares of voting Common Stock acquirable and receivable upon conversion of Class A-5 Preferred Shares, if the value per share of common stock so reflected is less than the value of the Common Stock (as reasonably determined by the Board) in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the holders of a two-thirds of the Class A-5 Preferred Shares then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                           (d) MANDATORY CONVERSION. The Corporation may at any
time require the conversion of all of the outstanding Class A-5 Preferred Shares upon the closing of a firmly underwritten public offering of shares of Common Stock.

                  SECTION 9. REGISTRATION OF TRANSFER. The Corporation shall keep at its principal office a register for the registration of Class A-5 Preferred Shares. Upon the surrender of any certificate representing Class A-5 Preferred Shares at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Class A-5 Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such Class A-5 Preferred Shares represented by the surrendered certificate.

                  SECTION 10. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Class A-5 Preferred Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Class A-5 Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                  SECTION 11. AMENDMENT AND WAIVER. No amendment, modification or waiver shall be binding or effective with respect to this Certificate of Designation hereof without the prior written consent of the holders of two-thirds of the Class A-5 Preferred Shares outstanding at the time such action is taken and provided further that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Class A-5 Preferred Shares then outstanding.

                  SECTION 12. NOTICES. Except as otherwise expressly provided hereunder, all notices, demands or other communications to be given or delivered under or by reason of the provisions of this Certificate of Designation shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or transmitted by facsimile or electronic mail (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this Section 12 as promptly as practicable thereafter). Such notices, demands and other communications shall be addressed (i) in the case of a holder of Class A-5 Preferred Shares, to his address as is designated in writing from time to time by such holder, (ii) in the case of the Corporation, to its principal office.


(f)  Class B-1 Convertible Preferred Stock

                  SECTION 1. DEFINITIONS.

                  The following are definitions as used in this paragraph (f) of Article Sixth:

                  "CHANGE IN OWNERSHIP" means any sale, transfer or issuance or series of sales, transfers and/or issuances of shares of the Corporation's capital stock by the Corporation or any holders thereof which results in any Person or group of Persons (as the term "group" is used under the Securities Exchange Act of 1934, as amended), other than the holders of capital stock as of July 6, 1999 owning capital stock of Medical Device Manufacturing, Inc., a Colorado corporation, possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "CLASS A PREFERRED SHARES" means the Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, the Class A-4 5% Convertible Preferred Stock, the Class

A-5 5% Convertible Preferred Stock, the Class AA Convertible Preferred Stock and any Subsequent Class A Shares.

                  "CLASS B PREFERRED SHARES" means the Class B-1 Convertible Preferred Stock, the Class B-2 Convertible Preferred Stock and any subsequent Class B Shares.

                  "COMMON STOCK" means the shares of the Corporation's common stock, par value $.01 per share, authorized under these Articles.

                  "FUNDAMENTAL CHANGE" means: (a) any sale or transfer of more than fifty percent (50%) of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board) in any transaction or series of transactions (other than sales in the ordinary course of business); and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation, the terms of the Class B-1 Preferred Shares are not changed and the Class B-1 Preferred Shares are not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of the Corporation's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board immediately prior to the merger shall continue to own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "JUNIOR SECURITIES" means any capital stock or other equity securities of the Corporation, other than Class A Preferred Shares and Class B Preferred Shares.

                  "LIQUIDATION VALUE" of any Class B-1 Preferred Share as of any particular date shall be equal to $.10.

                  "ORGANIC CHANGE" shall have the meaning set forth in Section 8(c).

                  "PERSON" means an individual, a partnership, a corporation, a limited liability corporation, a limited liability, an association, a joint stock Corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "PUBLIC OFFERING" means any offering by the Corporation of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force.

                  "SHAREHOLDERS' AGREEMENT" means the Shareholders' Agreement, dated as of July 6, 1999, as amended by the First Amendment to Shareholders' Agreement dated May 31, 2000, by and among Medical Device Manufacturing, Inc., a Colorado corporation, and certain other investors named therein, as may be further amended from time to time.

                  "SUBSEQUENT CLASS A SHARES" means any duly authorized series of stock designated as Class A which (a) has a per share purchase price equal to the per share liquidation value thereof (where the purchase price and liquidation value are as determined in the reasonable good faith judgment of the Board) and (b) is otherwise identical to the Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, the Class A-4 5% Convertible Preferred Stock and the Class A-5 5% Convertible Preferred Stock with respect to priority, voting powers, dividend rights and conversion features.

                  "SUBSEQUENT CLASS B SHARES" means any duly authorized series of stock designated as Class B which is identical to the Class B-1 Convertible Preferred Stock and Class B-2 Convertible Preferred Stock with respect to priority, voting powers, dividend rights and conversion features.

                  "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Person.

                  SECTION 2. DESIGNATION; SHARES AUTHORIZED. 300,000 of the shares of preferred stock authorized by the Articles of Incorporation are hereby designated Class B-1 Convertible Preferred Stock ("Class B-1 Preferred Shares"). Such number of shares may be decreased by resolution of the Board adopted and filed pursuant to applicable law; provided, that no such decrease shall reduce the number of authorized Class B-1 Preferred Shares to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire Class B-1 Preferred Shares.

                  SECTION 3. PRIORITY. The Class B-1 Preferred Shares shall rank
(i) subordinate to the Class A Preferred Shares, (ii) pari passu with Class B-2 Convertible Preferred Stock and any other Class B Preferred Shares and (iii) prior to all of the shares of Junior Securities. In addition, so long as any Class B-1 Preferred Shares remain outstanding, without the prior written consent of the holders of two-thirds of the outstanding shares of Class B-1 Preferred Shares, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities.

                  SECTION 4. DIVIDENDS. The holders of Class B-1 Preferred Shares shall be entitled to participate, on an as converted basis, with the outstanding Common Stock as to any dividends payable on the Common Stock. The date on which the Corporation initially issues any share of Class B-1 Preferred Shares shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

                  SECTION 5. LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Class B-1 Preferred Shares shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the greater of (i) the aggregate Liquidation Value of all Class B-1 Preferred Shares held by such holder or (ii) the amount such holder of Class B-1 Preferred Shares would be entitled to receive if all Class B Preferred Shares were converted into Common Stock (the "Liquidation Amount"). All holders of Class B Preferred Shares shall be pari passu with respect to their entitlement to receive their respective Liquidation Amounts. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Class B Preferred Shares are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 5, then the entire assets available to be distributed to the Corporation's Class B Preferred Shares stockholders shall be distributed pro rata among such holders based upon the aggregate Liquidation Amount of the Class B Preferred Shares held by each such holder. Not less than sixty (60) days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of Class B Preferred Shares, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Class B Preferred Share, Class A Preferred Share, Junior Security and each share of Common Stock in connection with such liquidation, dissolution or winding up.

                  SECTION 6. VOTING RIGHTS. The holders of the Class B Preferred Shares shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws, and except as otherwise required by applicable law, the holders of the Class B Preferred Shares shall not be entitled to vote.

                  SECTION 7. SPECIAL CONSENT RIGHTS. The consent of two-thirds of the holders of Class B-1 Preferred Shares, voting together as a single class, shall be required for any action which (a) authorizes or issues shares of any class of stock of a Junior Security having any preference or priority superior to any such preference or priority of the Class B-1 Preferred Shares; or (b) changes the number of shares or class of stock into which the Class B-1 Preferred Shares is convertible.

                  SECTION 8. CONVERSION OR REDEMPTION.

                           (a) CONVERSION FORMULA. Class B-1 Preferred Shares
shall become convertible or redeemable in accordance with the following provisions:

                               (i) If the Benchmark IRR is greater than or equal
to 55%, all of the shares of Class B-1 Preferred Shares may be converted into an equal number of shares of voting Common Stock.

                               (ii) If the Benchmark IRR is less than or equal
to 35%, none of the shares of Class B-1 Preferred Shares may be converted.

                               (iii) If the Benchmark IRR is greater than 35%
but less than 55%, a portion of the Class B-1 Preferred Shares may be converted into voting Common Stock. The number of shares of Class B-1 Preferred Shares held by each stockholder that may be converted into an equal number of shares of voting Common Stock shall be determined by the following formula:

                            55 minus Benchmark IRR                                Total Class B-1 Preferred
1 minus                     _____________________            times                Shares held by Holder
                                      20

                               (iv) The "Benchmark IRR" shall mean either the
2002 Annual IRR, the 2004 Annual IRR, or the Liquidity Event IRR, whichever is the greatest.

                               (v) "The 2002 Annual IRR" shall mean the rate of
return realized by the Corporation with respect to the value of one share of Series A-1 5% Convertible Preferred Stock based on a comparison of the Fair Market Value of one share of Series A-1 5% Convertible Preferred Stock on July 1, 2002 and the initial value of $10.94 of such stock on July 1, 1999.

                               (vi) "The 2004 Annual IRR" shall mean the rate of
return realized by the Corporation with respect to the value of one share of Series A-1 5% Convertible Preferred Stock based on a comparison of the Fair Market Value of one share of Series A-1 5% Convertible Preferred Stock on July 1, 2004 and the initial value of $10.94 of such stock on July 1, 1999.

                               (vii) "The Liquidity Event IRR" shall mean the
rate of return realized by the Corporation with respect to the value of one share of Series A-1 5% Convertible Preferred Stock based on a comparison of the Fair Market Value of one share of Series A-1 5% Convertible Preferred Stock 45 days before a Fundamental Change or a Public Offering and the initial value of $10.94 of such stock on July 1, 1999.

                               (viii) "Fair Market Value" shall be determined by
an appraiser, familiar with the industry and companies similar to the Corporation, who shall be selected by the Board of Directors.

                               (ix) On July 1, 2002, on July 1, 2004, and 45
days before a Fundamental Change or a Public Offering, the "Fair Market Value" of one share of Series A-1 5% Convertible Preferred Stock and the Annual IRR shall be calculated by the Board of Directors.

                           (b) CONVERSION PROCEDURE.

                               (i) Effective July 1, 2004, all of the Class B-1
Preferred Shares held by a stockholder shall be automatically converted pursuant to the provisions of Section 8(a), if not previously converted, into voting Common Stock without any further action by the holder of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of voting Common Stock issuable upon such conversion unless the certificates evidencing shares of Class B-1 Preferred Shares are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Upon surrender by any holder of the certificates formerly representing shares of the Class B-1 Preferred Shares at the office of the Corporation or any transfer agent, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, the certificate or certificates for the number of shares of voting Common Stock into which the shares of Class B-1 Preferred Shares surrendered or convertible on the date on which such automatic conversion occurred. Until surrendered, each certificate formerly representing shares of Class B-1 Preferred Shares shall be deemed for all corporate purposes to represent the number of shares of voting Common Stock resulting from such automatic conversion.

                               (ii) On or after July 1, 2002, any shares of
Class B-1 Preferred Shares may, at the option of the holder, be converted at any time on or before July 1, 2004, into shares of voting Common Stock. The number of shares of voting Common Stock to which a holder of Class B-1 Preferred Shares shall be entitled upon conversion shall be determined pursuant to the provisions of Section 8(a). Each conversion of Class B-1 Preferred Shares shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Class B-1 Preferred Shares to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the shares converted as a holder of Class B-1 Preferred Shares shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of voting Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of voting Common Stock represented thereby.

                               (iii) In connection with a Public Offering or a
Fundamental Change, any shares of Class B-1 Preferred Shares may, at the option of the holder, be converted into shares of voting Common Stock. The number of shares of voting Common Stock to which a holder of Class B-1 Preferred Shares shall be entitled upon conversion shall be determined pursuant to the provisions of Section 8(a). Notwithstanding any other provision hereof, if a conversion of Class B-1 Preferred Shares is to be made in connection with a Public Offering, a Change in Ownership, a Fundamental Change or other transaction affecting the Corporation, the conversion of any Class B-1 Preferred Shares may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

                               (iv) The issuance of certificates for shares of
voting Common Stock upon conversion of Class B-1 Preferred Shares shall be made without charge to the holders of such Class B-1 Preferred Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of voting Common Stock. Upon conversion of each Share of Class B-1 Preferred Shares, the Corporation shall take all such actions as are necessary in order to insure that the voting Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

                               (v) The Corporation shall not close its books
against the transfer of Class B-1 Preferred Shares or of voting Common Stock issued or issuable upon conversion of Class B-1 Preferred Shares in any manner which interferes with the timely conversion of Class B-1 Preferred Shares. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Class B-1 Preferred Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

                               (vi) The Corporation shall at all times reserve
and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Class B-1 Preferred Shares, such number of shares of voting Common Stock issuable upon the conversion of all outstanding Class B-1 Preferred Shares. All shares of voting Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of voting Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of voting Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                               (vii) If any fractional interest in a share of
Common Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Class B-1 Preferred Shares, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the fair market value as determined in the reasonable good faith judgment of the Board of such fractional interest as of the date of conversion.

                           (c) REDEMPTION. One July 2, 2004 all of the
outstanding Class B-1 Preferred Shares not converted into voting Common Stock pursuant to Section 8(b)(i) shall be redeemed at the Liquidation Value.

                           (d) SUBDIVISION OR COMBINATION OF COMMON STOCK. If
the Corporation at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the amount of voting Common Stock each holder of Class B-1 Preferred Shares is entitled to upon conversion shall be proportionately increased. Conversely, if the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock into a smaller number of shares, the amount of voting Common Stock each holder of Class B-1 Preferred Shares is entitled to upon conversion shall be proportionately decreased.

                           (e) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION,
MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least two-thirds of the Class B-1 Preferred Shares then outstanding) to insure that each of the holders of Class B-1 Preferred Shares shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of voting Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Class B-1 Preferred Shares, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Class B-1 Preferred Shares immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least 75% of the Class B-1 Preferred Shares then outstanding) to insure that the provisions of this
Section 8 hereof shall thereafter be applicable to the Class B-1 Preferred Shares (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment in the number of shares of voting Common Stock acquirable and receivable upon conversion of Class B-1 Preferred Shares, if the value per share of common stock so reflected is less than the value of the Common Stock (as reasonably determined by the Board) in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the holders of a two-thirds of the Class B-1 Preferred Shares then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                           (f) MANDATORY CONVERSION. The Corporation may at any
time require the conversion of all of the outstanding Class B-1 Preferred Shares upon the closing of a firmly underwritten public offering of shares of Common Stock.

                  SECTION 9. REGISTRATION OF TRANSFER. The Corporation shall keep at its principal office a register for the registration of Class B-1 Preferred Shares. Upon the surrender of any certificate representing Class B-1 Preferred Shares at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Class B-1 Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such Class B-1 Preferred Shares represented by the surrendered certificate.

                  SECTION 10. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Class B-1 Preferred Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Class B-1 Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                  SECTION 11. AMENDMENT AND WAIVER. No amendment, modification or waiver shall be binding or effective with respect to this Certificate of Designation hereof without the prior written consent of the holders of a two-thirds of the Class B-1 Preferred Shares outstanding at the time such action is taken and provided further that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Class B-1 Preferred Shares then outstanding.

                  SECTION 12. NOTICES. Except as otherwise expressly provided hereunder, all notices, demands or other communications to be given or delivered under or by reason of the provisions of this Certificate of Designation shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or transmitted by facsimile or electronic mail (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this Section 12 as promptly as practicable thereafter). Such notices, demands and other communications shall be addressed (i) in the case of a holder of Class B-1 Preferred Shares, to his address as is designated in writing from time to time by such holder, (ii) in the case of the Corporation, to its principal office.

(g)  Class B-2 Convertible Preferred Stock

                  SECTION 1. DEFINITIONS.

                  The following are definitions as used in this paragraph (g) of Article Sixth:

                  "CHANGE IN OWNERSHIP" means any sale, transfer or issuance or series of sales, transfers and/or issuances of shares of the Corporation's capital stock by the Corporation or any holders thereof which results in any Person or group of Persons (as the term "group" is used under the Securities Exchange Act of 1934, as amended), other than the holders of capital stock as of July 6, 1999 owning capital stock of

Medical Device Manufacturing, Inc., a Colorado corporation, possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "CLASS A PREFERRED SHARES" means the Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, the Class A-4 5% Convertible Preferred Stock, the Class A-5 5% Convertible Preferred Stock, the Class AA Convertible Preferred Stock and any Subsequent Class A Shares.

                  "CLASS B PREFERRED SHARES" means the Class B-1 Convertible Preferred Stock, the Class B-2 Convertible Preferred Stock and any subsequent Class B Shares.

                  "COMMON STOCK" means the shares of the Corporation's common stock, par value $.01 per share, authorized under these Articles.

                  "FUNDAMENTAL CHANGE" means: (a) any sale or transfer of more than fifty percent (50%) of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board) in any transaction or series of transactions (other than sales in the ordinary course of business); and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation, the terms of the Class B-2 Preferred Shares are not changed and the Class B-2 Preferred Shares are not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of the Corporation's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board immediately prior to the merger shall continue to own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "JUNIOR SECURITIES" means any capital stock or other equity securities of the Corporation, other than Class A Preferred Shares and Class B Preferred Shares.

                  "LIQUIDATION VALUE" of any Class B-2 Preferred Share as of any particular date shall be equal to $.10.

                  "ORGANIC CHANGE" shall have the meaning set forth in Section 8(c).

                  "PERSON" means an individual, a partnership, a corporation, a limited liability corporation, a limited liability, an association, a joint stock corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "PUBLIC OFFERING" means any offering by the Corporation of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force.

                  "SHAREHOLDERS' AGREEMENT" means the Shareholders' Agreement, dated as of July 6, 1999, as amended by the First Amendment to Shareholders' Agreement dated May 31, 2000, by and among Medical Device Manufacturing, Inc., a Colorado corporation, and certain other investors named therein, as may be further amended from time to time.

                  "SUBSEQUENT CLASS A SHARES" means any duly authorized series of stock designated as Class A which (a) has a per share purchase price equal to the per share liquidation value thereof (where the purchase price and liquidation value are as determined in the reasonable good faith judgment of the Board) and (b) is otherwise identical to the Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, the Class A-4 5% Convertible Preferred Stock and the Class A-5 5% Convertible Preferred Stock with respect to priority, voting powers, dividend rights and conversion features.

                  "SUBSEQUENT CLASS B SHARES" means any duly authorized series of stock designated as Class B which is identical to the Class B-1 Convertible Preferred Stock and Class B-2 Convertible Preferred Stock with respect to priority, voting powers, dividend rights and conversion features.

                  "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Person.

                  SECTION 2. DESIGNATION; SHARES AUTHORIZED. Three hundred thousand (300,000) of the shares of preferred stock authorized by the Articles of Incorporation are hereby designated Class B-2 Convertible Preferred Stock ("Class B-2 Preferred Shares"). Such number of shares may be decreased by resolution of the Board adopted and filed pursuant to applicable law; provided, that no such decrease shall reduce the number of authorized Class B-2 Preferred Shares to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire Class B-2 Preferred Shares.

                  SECTION 3. PRIORITY. The Class B-2 Preferred Shares shall rank
(i) subordinate to the Class A Preferred Shares, (ii) pari passu with Class B-1 Convertible Preferred Stock and any other Class B Preferred Shares and (iii) prior to all of the shares of Junior Securities. In addition, so long as any Class B-2 Preferred Shares remain outstanding, without the prior written consent of the holders of two-thirds of the outstanding shares of Class B-2 Preferred Shares, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities.

                  SECTION 4. DIVIDENDS. The holders of Class B-2 Preferred Shares shall be entitled to participate, on an as converted basis, with the outstanding Common Stock as to any dividends payable on the Common Stock. The date on which the Corporation initially issues any share of Class B-2 Preferred Shares shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

                  SECTION 5. LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Class B-2 Preferred Shares shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the greater of (i) the aggregate Liquidation Value of all Class B-2 Preferred Shares held by such holder or (ii) the amount such holder of Class B-2 Preferred Shares would be entitled to receive if all Class B Preferred Shares were converted into Common Stock (the "Liquidation Amount"). All holders of Class B Preferred Shares shall be pari passu with respect to their entitlement to receive their respective Liquidation Amounts. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Class B Preferred Shares are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 5, then the entire assets available to be distributed to the Corporation's Class B Preferred Shares stockholders shall be distributed pro rata among such holders based upon the aggregate Liquidation Amount of the Class B Preferred Shares held by each such holder. Not less than sixty (60) days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of Class B Preferred Shares, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Class B Preferred Share, Class A Preferred Share, Junior Security and each share of Common Stock in connection with such liquidation, dissolution or winding up.

                  SECTION 6. VOTING RIGHTS. The holders of the Class B Preferred Shares shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws, and except as otherwise required by applicable law, the holders of the Class B Preferred Shares shall not be entitled to vote.

                  SECTION 7. SPECIAL CONSENT RIGHTS. The consent of two-thirds of the holders of Class B-2 Preferred Shares, voting together as a single class, shall be required for any action which (a) authorizes or issues shares of any class of stock of a Junior Security having any preference or priority superior to any such preference or priority of the Class B-2 Preferred Shares; or (b) changes the number of shares or class of stock into which the Class B-2 Preferred Shares is convertible.

                  SECTION 8. CONVERSION OR REDEMPTION.

                           (a) CONVERSION FORMULA. Class B-2 Preferred Shares
shall become convertible or redeemable in accordance with the following provisions:

                               (i) If the Benchmark IRR is greater than or equal
to 55%, all of the shares of Class B-2 Preferred Shares may be converted into an equal number of shares of voting Common Stock.

                               (ii) If the Benchmark IRR is less than or equal
to 35%, none of the shares of Class B-2 Preferred Shares may be converted.

                               (iii) If the Benchmark IRR is greater than 35%
but less than 55%, a portion of the Class B-2 Preferred Shares may be converted into voting Common Stock. The number of shares of Class B-2 Preferred Shares held by each stockholder that may be converted into an equal number of shares of voting Common Stock shall be determined by the following formula:

                            55 minus Benchmark IRR                                Total Class B-2 Preferred
1 minus                     _____________________            times                Shares held by Holder
                                      20

                               (iv) The "Benchmark IRR" shall mean either the
2003 Annual IRR, the 2005 Annual IRR, or the Liquidity Event IRR, whichever is the greatest.

                               (v) "The 2003 Annual IRR" shall mean the rate of
return realized by the Corporation with respect to the value of one share of Series A-4 5% Convertible Preferred Stock based on a comparison of the Fair Market Value of one share of Series A-4 5% Convertible Preferred Stock on May 31, 2003 and the initial value of $16.00 of such stock on May 31, 2000.


                               (vi) "The 2005 Annual IRR" shall mean the rate of
return realized by the Corporation with respect to the value of one share of Series A-4 5% Convertible Preferred Stock based on a comparison of the Fair Market

Value of one share of Series A-4 5% Convertible Preferred Stock on May 31, 2004 and the initial value of $16.00 of such stock on May 31, 2000.

                               (vii) "The Liquidity Event IRR" shall mean the
rate of return realized by the Corporation with respect to the value of one share of Series A-4 5% Convertible Preferred Stock based on a comparison of the Fair Market Value of one share of Series A-4 5% Convertible Preferred Stock 45 days before a Fundamental Change or a Public Offering and the initial value of $16.00 of such stock on May 31, 2000.

                               (viii) "Fair Market Value" shall be determined by
an appraiser, familiar with the industry and companies similar to the Corporation, who shall be selected by the Board of Directors.

                               (ix) On May 31, 2003, on May 31, 2005, and 45
days before a Fundamental Change or a Public Offering, the "Fair Market Value" of one share of Series A-4 5% Convertible Preferred Stock and the Annual IRR shall be calculated by the Board of Directors.

                           (b) CONVERSION PROCEDURE.

                               (i) Effective May 31, 2005, all of the Class B-2
Preferred Shares held by a stockholder shall be automatically converted pursuant to the provisions of Section 8(a), if not previously converted, into voting Common Stock without any further action by the holder of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of voting Common Stock issuable upon such conversion unless the certificates evidencing shares of Class B-2 Preferred Shares are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Upon surrender by any holder of the certificates formerly representing shares of the Class B-2 Preferred Shares at the office of the Corporation or any transfer agent, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, the certificate or certificates for the number of shares of voting Common Stock into which the shares of Class B-2 Preferred Shares surrendered or convertible on the date on which such automatic conversion occurred. Until surrendered, each certificate formerly representing shares of Class B-2 Preferred Shares shall be deemed for all corporate purposes to represent the number of shares of voting Common Stock resulting from such automatic conversion.

                               (ii) On or after May 31, 2003, any shares of
Class B-2 Preferred Shares may, at the option of the holder, be converted at any time on or before May 31, 2005, into shares of voting Common Stock. The number of shares of voting Common Stock to which a holder of Class B-2 Preferred Shares shall be entitled upon conversion shall be determined pursuant to the provisions of Section 8(a). Each conversion of Class B-2 Preferred Shares shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Class B-2 Preferred Shares to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the shares converted as a holder of Class B-2 Preferred Shares shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of voting Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of voting Common Stock represented thereby.

                               (iii) In connection with a Public Offering or a
Fundamental Change, any shares of Class B-2 Preferred Shares may, at the option of the holder, be converted into shares of voting Common Stock. The number of shares of voting Common Stock to which a holder of Class B-2 Preferred Shares shall be entitled upon conversion shall be determined pursuant to the provisions of Section 8(a). Notwithstanding any other provision hereof, if a conversion of Class B-2 Preferred Shares is to be made in connection with a Public Offering, a Change in Ownership, a Fundamental Change or other transaction affecting the Corporation, the conversion of any Class B-2 Preferred Shares may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

                               (iv) The issuance of certificates for shares of
voting Common Stock upon conversion of Class B-2 Preferred Shares shall be made without charge to the holders of such Class B-2 Preferred Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of voting Common Stock. Upon conversion of each Share of Class B-2 Preferred Shares, the Corporation shall take all such actions as are necessary in order to insure that the voting Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

                               (v) The Corporation shall not close its books
against the transfer of Class B-2 Preferred Shares or of voting Common Stock issued or issuable upon conversion of Class B-2 Preferred Shares in any manner which interferes with the timely conversion of Class B-2 Preferred Shares. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Class B-2 Preferred Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

                               (vi) The Corporation shall at all times reserve
and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Class B-2 Preferred Shares, such number of shares of voting Common Stock issuable upon the conversion of all outstanding Class B-2 Preferred Shares. All shares of voting Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of voting Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of voting Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                               (vii) If any fractional interest in a share of
Common Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Class B-2 Preferred Shares, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the fair market value as determined in the reasonable good faith judgment of the Board of such fractional interest as of the date of conversion.

                           (c) REDEMPTION. One June 1, 2005 all of the
outstanding Class B-2 Preferred Shares not converted into voting Common Stock pursuant to Section 8(b)(i) shall be redeemed at the Liquidation Value.

                           (d) SUBDIVISION OR COMBINATION OF COMMON STOCK. If
the Corporation at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the amount of voting Common Stock each holder of Class B-2 Preferred Shares is entitled to upon conversion shall be proportionately increased. Conversely, if the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock into a smaller number of shares, the amount of voting Common Stock each holder of Class B-2 Preferred Shares is entitled to upon conversion shall be proportionately decreased.

                           (e) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION,
MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least two-thirds of the Class B-2 Preferred Shares then outstanding) to insure that each of the holders of Class B-2 Preferred Shares shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of voting Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Class B-2 Preferred Shares, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Class B-2 Preferred Shares immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least 75% of the Class B-2 Preferred Shares then outstanding) to insure that the provisions of this Section 8 hereof shall thereafter be applicable to the Class B-2 Preferred Shares (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment in the number of shares of voting Common Stock acquirable and receivable upon conversion of Class B-2 Preferred Shares, if the value per share of common stock so reflected is less than the value of the Common Stock (as reasonably determined by the Board) in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the holders of a two-thirds of the Class B-2 Preferred Shares then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                           (f) MANDATORY CONVERSION. The Corporation may at any
time require the conversion of all of the outstanding Class B-2 Preferred Shares upon the closing of a firmly underwritten public offering of shares of Common Stock.

                  SECTION 9. REGISTRATION OF TRANSFER. The Corporation shall keep at its principal office a register for the registration of Class B-2 Preferred Shares. Upon the surrender of any certificate representing Class B-2 Preferred Shares at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Class B-2 Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such Class B-2 Preferred Shares represented by the surrendered certificate.

                  SECTION 10. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Class B-2 Preferred Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Class B-2 Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                  SECTION 11. AMENDMENT AND WAIVER. No amendment, modification or waiver shall be binding or effective with respect to this Certificate of Designation hereof without the prior written consent of the holders of a two-thirds of the Class B-2 Preferred Shares outstanding at the time such action is taken and provided further that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Class B-2 Preferred Shares then outstanding.

                  SECTION 12. NOTICES. Except as otherwise expressly provided hereunder, all notices, demands or other communications to be given or delivered under or by reason of the provisions of this Certificate of Designation shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or transmitted by facsimile or electronic mail (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this Section 12 as promptly as practicable thereafter). Such notices, demands and other communications shall be addressed (i) in the case of a holder of Class B-2 Preferred Shares, to his address as is designated in writing from time to time by such holder, (ii) in the case of the Corporation, to its principal office.

(h) Class AA Convertible Preferred Stock

                  SECTION 1. DEFINITIONS.

                  The following are definitions as used in this paragraph (h) of Article Sixth:

                  "CHANGE IN OWNERSHIP" means any sale, transfer or issuance or series of sales, transfers and/or issuances of shares of the Corporation's capital stock by the Corporation or any holders thereof which results in any Person or group of Persons (as the term "group" is used under the Securities Exchange Act of 1934, as amended), other than the holders of capital stock as of July 6, 1999 owning capital stock of Medical Device Manufacturing, Inc., a Colorado corporation, possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "CLASS A PREFERRED SHARES" means the Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, the Class A-4 5% Convertible Preferred Stock, the Class A-5 5% Convertible Preferred Stock, the Class AA Convertible Preferred Stock and any Subsequent Class A Shares.

                  "COMMON STOCK" means the shares of the Corporation's common stock, par value $.01 per share, authorized under these Articles.

                  "FUNDAMENTAL CHANGE" means: (a) any sale or transfer of more than fifty percent (50%) of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board) in any transaction or series of transactions (other than sales in the ordinary course of business); and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation, the terms of the Class A Preferred Shares are not changed and the Class A Preferred Shares are not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of the Corporation's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board immediately prior to the merger shall continue to own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board.

                  "JUNIOR SECURITIES" means any capital stock or other equity securities of the Corporation, other than Class A-1 5% Convertible Preferred Stock, Class A-2 5% Convertible Preferred Stock, Class A-3 5% Convertible Preferred Stock, Class A-4 5% Convertible Preferred Stock, Class A-5 5% Convertible Preferred Stock and any other series of Class A stock.

                  "LIQUIDATION VALUE" of any Class AA Preferred Share as of any particular date shall be equal to $16.00.

                  "ORGANIC CHANGE" shall have the meaning set forth in Section 8(c).

                  "PERSON" means an individual, a partnership, a corporation, a limited liability corporation, a limited liability, an association, a joint stock corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "PUBLIC OFFERING" means any offering by the Corporation of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force.

                  "SHAREHOLDERS' AGREEMENT" means the Shareholders' Agreement, dated as of July 6, 1999, as amended by the First Amendment to Shareholders' Agreement dated May 31, 2000, by and among Medical Device Manufacturing, Inc., a Colorado corporation, and certain other investors named therein, as may be further amended from time to time.

                  "SUBSEQUENT CLASS A SHARES" means any duly authorized series of stock designated as Class A which (a) has a per share purchase price equal to the per share liquidation value thereof (where the purchase price and liquidation value are as determined in the reasonable good faith judgment of the Board) and (b) is otherwise identical to the Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, the Class A-4 5% Convertible Preferred Stock and the Class A-5 5% Convertible Preferred Stock with respect to priority, voting powers, dividend rights and conversion features.

                  "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Person.

                  SECTION 2. DESIGNATION; SHARES AUTHORIZED. 1,000,000 of the shares of preferred stock authorized by the Articles of Incorporation are hereby designated Class AA Convertible Preferred Stock ("Class AA Preferred Shares"). Such number of shares may be decreased by resolution of the Board adopted and filed pursuant to applicable law; provided, that no such decrease shall reduce the number of authorized Class AA Preferred Shares to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire Class AA Preferred Shares.

                  SECTION 3. PRIORITY. The Class AA Preferred Shares shall rank
(i) prior to all of the shares of Junior Securities and (ii) pari passu with all Class A Preferred Shares. In addition, so long as any Class AA Preferred Shares remain outstanding, without the prior written consent of the holders of two-thirds of the outstanding shares of Class AA Preferred Shares, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities.

                  SECTION 4. DIVIDENDS. The holders of Class AA Preferred Shares shall be entitled to participate, on an as converted basis, with the outstanding Common Stock as to any dividends payable on the Common Stock. The date on which the Corporation initially issues any share of Class AA Preferred Shares shall be deemed to be its "date of issuance" regardless of the number of times transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share.

                  SECTION 5. LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Class AA Preferred Shares shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the greater of (i) the aggregate Liquidation Value of all Class AA Preferred Shares held by such holder or (ii) the amount such holder of Class AA Preferred Shares would be entitled to receive if all Class A Preferred Shares were converted into Common Stock (the "Liquidation Amount"). All holders of Class A Preferred Shares shall be pari passu with respect to their entitlement to receive their respective Liquidation Amounts. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Class A Preferred Shares are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed pro rata among such holders based upon the aggregate Liquidation Amount of the Class A Preferred Shares held by each such holder. Not less than sixty (60) days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of Class AA Preferred Shares, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Class A Preferred Share, Junior Security and each share of Common Stock in connection with such liquidation, dissolution or winding up.

                  SECTION 6. VOTING RIGHTS. Subject to Section 7 below and the Shareholders' Agreement, the holders of the Class AA Preferred Shares shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws. Except as otherwise required by applicable law, the holders of the Class AA Preferred Shares shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the voting Common Stock, Class A-1 5% Convertible Preferred Stock, the Class A-2 5% Convertible Preferred Stock, the Class A-3 5% Convertible Preferred Stock, the Class A-4 5% Convertible Preferred Stock, the Class A-5 5% Convertible Preferred Stock and any Subsequent Class A Shares, all voting together as a single class with each share of voting Common Stock, Class A-1 5% Convertible Preferred Stock, Class A-2 5% Convertible Preferred Stock, Class A-3 5% Convertible Preferred Stock, Class A-4 5% Convertible Preferred Stock, Class A-5 5% Convertible Preferred Stock, Class AA Preferred Shares and any Subsequent Class A Shares entitled to one vote per share.

                  SECTION 7. SPECIAL VOTING RIGHTS. The consent of two-thirds of the holders of Class A Preferred Shares, voting together as a single class, shall be required for any action which authorizes or issues shares of any class of stock having any preference or priority superior to any preference or priority of the Class A Preferred Shares (which shall not include the authorization or issuance of any Subsequent Class A Shares). The consent of two-thirds of the holders of Class AA Preferred Shares, voting together as a single class, shall be required for any action which changes the number of shares or class of stock into which the Class AA Preferred Shares is convertible.

                  SECTION 8. CONVERSION.

                           (a) CONVERSION PROCEDURE.

                               (i) At any time and from time to time, any holder
of Class AA Preferred Shares may convert all or any portion of the Class AA Preferred Shares held by such holder into one share of voting Common Stock per each share of Class AA Preferred Shares.

                               (ii) Except as otherwise provided herein, each
conversion of Class AA Preferred Shares shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Class AA Preferred Shares to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the shares converted as a holder of Class AA Preferred Shares shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of voting Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of voting Common Stock represented thereby.

                               (iii) Notwithstanding any other provision hereof,
if a conversion of Class AA Preferred Shares is to be made in connection with a Public Offering, a Change in Ownership, a Fundamental Change or other transaction affecting the Corporation, the conversion of any Class AA Preferred Shares may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

                               (iv) As soon as possible after a conversion has
been effected (but in any event within five (5) business days in the case of subparagraph (A) below), the Corporation shall deliver to the converting holder:

                               (A) a certificate or certificates representing the number of shares of voting Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                               (B) payment of the amount payable under
         subparagraph (viii) below with respect to such conversion; and

                               (C) a certificate representing any Class AA
         Preferred Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                               (v) The issuance of certificates for shares of
voting Common Stock upon conversion of Class AA Preferred Shares shall be made without charge to the holders of such Class AA Preferred Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of voting Common Stock. Upon conversion of each Share of Class AA Preferred Shares, the Corporation shall take all such actions as are necessary in order to insure that the voting Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

                               (vi) The Corporation shall not close its books
against the transfer of Class AA Preferred Shares or of voting Common Stock issued or issuable upon conversion of Class AA Preferred Shares in any manner which interferes with the timely conversion of Class AA Preferred Shares. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Class AA Preferred Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

                               (vii) The Corporation shall at all times reserve
and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Class AA Preferred Shares, such number of shares of voting Common Stock issuable upon the conversion of all outstanding Class AA Preferred Shares. All shares of voting Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                               (viii) If any fractional interest in a share of
voting Common Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Class AA Preferred Shares, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the fair market value as determined in the reasonable good faith judgment of the Board of such fractional interest as of the date of conversion.

                           (b) SUBDIVISION OR COMBINATION OF COMMON STOCK. If
the Corporation at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the amount of voting Common Stock each holder of Class AA Preferred Shares is entitled to upon conversion shall be proportionately increased. Conversely, if the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock into a smaller number of shares, the amount of voting Common Stock each holder of Class AA Preferred Shares is entitled to upon conversion shall be proportionately decreased.

                           (c) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION,
MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least two-thirds of the Class AA Preferred Shares then outstanding) to insure that each of the holders of Class AA Preferred Shares shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of voting Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Class AA Preferred Shares, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Class AA Preferred Shares immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance reasonably satisfactory to the holders of at least two-thirds of the Class AA Preferred

Shares then outstanding) to insure that the provisions of this Section 8 hereof shall thereafter be applicable to the Class AA Preferred Shares (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment in the number of shares of voting Common Stock acquirable and receivable upon conversion of Class AA Preferred Shares, if the value per share of common stock so reflected is less than the value of the Common Stock (as reasonably determined by the Board) in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the holders of a two-thirds of the Class AA Preferred Shares then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                           (d) MANDATORY CONVERSION. The Corporation may at any
time require the conversion of all of the outstanding Class AA Preferred Shares upon the closing of a firmly underwritten public offering of shares of Common Stock.

                  SECTION 9. REGISTRATION OF TRANSFER. The Corporation shall keep at its principal office a register for the registration of Class AA Preferred Shares. Upon the surrender of any certificate representing Class AA Preferred Shares at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Class AA Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such Class AA Preferred Shares represented by the surrendered certificate.

                  SECTION 10. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Class AA Preferred Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or







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mutilated certificate, and dividends shall accrue on the Class AA Preferred
Shares represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                  SECTION 11. AMENDMENT AND WAIVER. No amendment, modification or waiver shall be binding or effective with respect to this Certificate of Designation hereof without the prior written consent of the holders of two-thirds of the Class AA Preferred Shares outstanding at the time such action is taken and provided further that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Class AA Preferred Shares then outstanding.

                  SECTION 12. NOTICES. Except as otherwise expressly provided hereunder, all notices, demands or other communications to be given or delivered under or by reason of the provisions of this Certificate of Designation shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or transmitted by facsimile or electronic mail (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this Section 12 as promptly as practicable thereafter). Such notices, demands and other communications shall be addressed (i) in the case of a holder of Class AA Preferred Shares, to his address as is designated in writing from time to time by such holder, (ii) in the case of the Corporation, to its principal office.

                  SEVENTH: The Class A-1 5% Convertible Preferred Stock, Class A-2 5% Convertible Preferred Stock, Class A-3 5% Convertible Preferred Stock, Class A-4 5% Convertible Preferred Stock, Class AA Convertible Preferred Stock and the voting common stock shall have equal voting powers and each holder thereof shall have one vote for each share of stock standing in the holder's name on the books of the Corporation. Except as may be otherwise required by law or a certificate of designation, the Class B-1 Convertible Preferred Stock, Class B-2 Convertible Preferred Stock, and the non-voting convertible common stock shall have no voting powers or rights unless and until conversion. Except as may be otherwise required by law or these Articles or any articles supplementary made and filed, the holders of the preferred stock and the holders of the voting common stock shall at all times vote together as one class. Cumulative voting shall not be allowed in the election of directors or for any other purpose.

                  EIGHTH: Except as may be set forth in a voting or stockholders' agreement between the Corporation and certain stockholders duly authorized and



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approved by the Board, no stockholder of the Corporation shall have any preemptive or other right to subscribe for or otherwise acquire any additional unissued shares of capital stock of the Corporation, or other securities of any class, or rights, warrants or options to purchase stock or scrip, or securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

                  NINTH: The number of directors of the Corporation shall be eleven (11), which number may be changed from time to time pursuant to the By-laws of the Corporation; provided, however, that so long as the Corporation has less than three stockholders, the number of directors may be less than three but, in such case, shall not be less than the number of stockholders. The names of the persons who will serve as directors of the corporation until the first annual meeting of stockholders and until their successors are elected and qualify are Bruce L. Rogers, Mark M. King, Steven D. Neumann, Eric M. Pollock, Chuck Hamilton, John R. Freeland, Steve Cookston, Andrew D. Freed, Doug Ladden, David B. Pinkerton, and Ira Bind.

                  TENTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

                  (a) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class, whether now or hereafter authorized, without the approval of the stockholders of the Corporation, for such consideration as is determined by the Board of Directors in accordance with applicable law.

                  (b) The Board of Directors of the Corporation, with the approval of a majority of the entire board, and without action by stockholders, may amend the Corporation's charter from time to time to increase or decrease the aggregate number of shares of stock of any class that the Corporation has authority to issue.

                  (c) The Board of Directors is hereby authorized from time to time to approve, declare, and pay dividends payable in shares of one class of the Corporation's stock to holders of shares of another class of the Corporation's stock.

                  (d) No stockholder of the Corporation shall be entitled to exercise the rights of an objecting stockholder under subtitle 2 of Title 3 of the Maryland General Corporation Law.

                  (e) The Corporation reserves the right from time to time to make any amendment of its charter, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in the charter, of any outstanding stock.

                  (f) The Board of Directors of the Corporation may classify or reclassify any unissued shares of stock of the Corporation by setting or changing in any one or more respects, from time to time before issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares.

                  (g) With respect to any corporate action to be taken by the Corporation which, under the general laws of the State of Maryland, would (in the absence of this subparagraph (g) of this Article Tenth) require the authorization or approval of a greater proportion than a majority of all votes entitled to be cast for such action to be effective and valid, such corporate action shall be effective and valid if authorized or approved by at least a majority of all the votes entitled to be cast thereon, after due authorization and/or approval and/or advice of such action by the Board of Directors as required by law.

                  (h) The Corporation hereby elects not to be governed by any of the provisions of Section 3-602 of subtitle 6 of Title 3 of the Maryland General Corporation Law as to any business combinations or as to any existing or future interested stockholders of the Corporation or their affiliates.

                  (i) The Board of Directors of the Corporation is hereby authorized, in considering a potential acquisition of control of the Corporation, to consider the effect of the potential acquisition on: (i) stockholders, employees, suppliers, customers, and creditors of the Corporation and (ii) communities in which offices or other establishments of the Corporation are located.

                  ELEVENTH: To the fullest extent permitted by the laws of the State of Maryland, the liability of any director or officer of the Corporation to the Corporation or its stockholders for money damages shall be limited to the sum of ten dollars ($10.00), provided that nothing contained in this Article Tenth shall limit the liability of a director or officer (i) to the extent that it is proved that such person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication, adverse to such person is entered in a proceeding based on a finding in the proceeding that such person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. This Article Tenth shall not be construed to affect the liability of a person in any capacity other than the person's capacity as a director or officer.

                  TWELFTH:  The duration of the Corporation shall be perpetual.




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                  IN WITNESS WHEREOF, I have signed these Articles of
Incorporation this 13th day of December, 2000, and I acknowledge the same to be my act.

                  Dated the 13th day of December, 2000.


                                                  /s/ MICHAEL S. CAPLAN
                                                  ----------------------------
                                                  Michael S. Caplan
                                                  Incorporator


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